                                                                    PROSPECTUSES

November 8, 1999

                                    EARNINGS

NORTHWESTERN
MUTUAL LIFE-Registered Trademark-
THE QUIET COMPANY-Registered Trademark-

                                            GROWTH

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NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE
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                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
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NORTHWESTERN MUTUAL
SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

The Northwestern Mutual
Life Insurance Company
720 East Wisconsin Avenue
Milwaukee, WI 53202
(414) 271-1444

CONTENTS FOR THIS PROSPECTUS

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                                                                  PAGE
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
Prospectus.................................................  1
Summary....................................................  2
   Variable Life Insurance.................................  2
   The Account and its Divisions...........................  2
   The Policy..............................................  2
    Availability Limitations...............................  2
    Premiums...............................................  2
    Death Benefit..........................................  2
    Cash Value.............................................  2
    Deductions and Charges.................................  2
      From Premiums........................................  2
      From Policy Value....................................  2
      From the Mutual Funds................................  3
The Northwestern Mutual Life Insurance Company,
  Northwestern Mutual Variable Life Account,
      Northwestern Mutual Series Fund, Inc. and
      Russell Insurance Funds..............................  4
   Northwestern Mutual Life................................  4
   The Account.............................................  4
   The Funds...............................................  4
   Northwestern Mutual Series Fund, Inc....................  4
    Small Cap Growth Stock Portfolio.......................  4
    Aggressive Growth Stock Portfolio......................  4
    International Equity Portfolio.........................  4
    Index 400 Stock Portfolio..............................  4
    Growth Stock Portfolio.................................  5
    Growth and Income Stock Portfolio......................  5
    Index 500 Stock Portfolio..............................  5
    Balanced Portfolio.....................................  5
    High Yield Bond Portfolio..............................  5
    Select Bond Portfolio..................................  5
    Money Market Portfolio.................................  5
   Russell Insurance Funds.................................  5
    Multi-Style Equity Fund................................  5
    Aggressive Equity Fund.................................  5
    Non-U.S. Fund..........................................  5
    Real Estate Securities Fund............................  6
    Core Bond Fund.........................................  6
Detailed Information About the Policy......................  6
   Premiums................................................  6
   Death Benefit...........................................  6
    Death Benefit Options..................................  6
    Choice of Tests for Tax Purposes.......................  6
    Death Benefit Changes..................................  7
   Allocations to the Account..............................  7
   Deductions and Charges..................................  7
    Deductions from Premiums...............................  7
    Charges Against the Policy Value.......................  8
    Expenses of the Funds..................................  8

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

    Policies Issued Prior to November 8, 1999..............  8
   Cash Value..............................................  8
   Policy Loans............................................  9
   Withdrawals of Policy Value.............................  9
   Termination and Reinstatement...........................  9
   Right to Return Policy..................................  10
   Other Policy Provisions.................................  10
    Owner..................................................  10
    Beneficiary............................................  10
    Incontestability.......................................  10
    Suicide................................................  10
    Misstatement of Age or Sex.............................  10
    Collateral Assignment..................................  10
    Deferral of Determination and Payment..................  10
    Dividends..............................................  10
   Voting Rights...........................................  10
   Substitution of Fund Shares
    and Other Changes......................................  11
   Reports.................................................  11
   Distribution of the Policies............................  11
   Tax Considerations......................................  11
    General................................................  11
    Life Insurance Qualification...........................  11
    Tax Treatment of Life Insurance........................  12
    Modified Endowment Contracts...........................  12
    Other Tax Considerations...............................  13
Other Information..........................................  13
   Management..............................................  13
   Regulation..............................................  16
   Year 2000 Issues........................................  16
   Legal Proceedings.......................................  16
   Registration Statement..................................  16
   Experts.................................................  16
Financial Statements.......................................  17
  Financial Statements of the Account
    (for the two years ended June 30, 1999)................  17
  Report of Independent Accountants
    (for the two years ended December 31, 1998)............  25
  Financial Statements of the Account
    (for the two years ended December 31, 1998)............  26
  Financial Statements of Northwestern Mutual Life
    (for the three years ended
     December 31, 1998)....................................  32
  Report of Independent Accountants
    (for the three years ended
     December 31, 1998)....................................  45
Appendix...................................................  46

P R O S P E C T U S

NORTHWESTERN MUTUAL VARIABLE EXECUTIVE LIFE
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

This prospectus describes the Variable Executive Life Policy (the "Policy") offered by The Northwestern Mutual Life Insurance Company. The Policy is an individual flexible premium variable life insurance policy designed to be used for a variety of business purposes.

The Policy offers flexible premium payments, sixteen investment funding options and a choice of three death benefit options.

The investment options correspond to the eleven Portfolios of Northwestern Mutual Series Fund, Inc. and the five Funds which comprise the Russell Insurance Funds. The prospectuses for these mutual funds, attached to this prospectus, describe the investment objectives for all of the Portfolios and Funds.

The values provided by the Policy vary daily depending on investment results. These values are not guaranteed. The Portfolios and Funds present varying degrees of investment risk.

You may return a Policy for a limited period of time. See "Right to Return Policy", p. 10.

IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH A VARIABLE LIFE INSURANCE POLICY. SEE DEDUCTIONS AND CHARGES AND CASH VALUE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR NORTHWESTERN MUTUAL SERIES FUND, INC. AND THE RUSSELL INSURANCE FUNDS WHICH ARE ATTACHED HERETO, AND SHOULD BE RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                       --

SUMMARY

THE FOLLOWING SUMMARY PROVIDES A BRIEF OVERVIEW OF THE POLICY. IT OMITS DETAILS WHICH ARE INCLUDED ELSEWHERE IN THIS PROSPECTUS AND THE ATTACHED MUTUAL FUND PROSPECTUSES AND IN THE TERMS OF THE POLICY.

VARIABLE LIFE INSURANCE

Variable life insurance is cash value life insurance and is similar in many ways to traditional fixed benefit life insurance. Both kinds of life insurance provide an income tax-free death benefit and a cash value that grows tax-deferred. Variable life insurance allows the policyowner to direct the premiums, after certain deductions, among a range of investment options. The variable life insurance death benefit and cash value vary to reflect the performance of the selected investments.

THE ACCOUNT AND ITS DIVISIONS

Northwestern Mutual Variable Life Account is the investment vehicle for the Policies. The Account has sixteen divisions. You determine how net premiums are to be apportioned. We invest the assets of each division in a corresponding Portfolio of Northwestern Mutual Series Fund, Inc. or one of the Russell Insurance Funds. The eleven Portfolios of Northwestern Mutual Series Fund, Inc. are the Small Cap Growth Stock Portfolio, Aggressive Growth Stock Portfolio, International Equity Portfolio, Index 400 Stock Portfolio, Growth Stock Portfolio, Growth and Income Stock Portfolio, Index 500 Stock Portfolio, Balanced Portfolio, High Yield Bond Portfolio, Select Bond Portfolio and Money Market Portfolio. The five Russell Insurance Funds are the Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund. For additional information about the funds see the attached prospectuses.

THE POLICY

AVAILABILITY LIMITATIONS We have designed the Variable Executive Life Policy for use with non-tax qualified executive benefit plans. We offer the Policy for use with corporate-sponsored plans where at least five Policies will be issued, each on the life of a different eligible insured person, and the first year premium for the group will be at least $250,000. We will permit exceptions in some cases and additional requirements may apply. Each case must be approved at our Home Office.

PREMIUMS You may pay premiums at any time and in any amounts, within limits, but additional premiums will be required to keep the Policy in force if values become insufficient to pay current charges.

DEATH BENEFIT  The Policy offers a choice of three death benefit options:

-   SPECIFIED AMOUNT (OPTION A)

-   SPECIFIED AMOUNT PLUS POLICY VALUE (OPTION B)

-   SPECIFIED AMOUNT PLUS PREMIUMS PAID (OPTION C)

In each case, the death benefit will be at least the amount needed to meet federal income tax requirements for life insurance. You select the Specified Amount when you purchase the Policy. You may increase or decrease the Specified Amount, within limits and subject to conditions, after a Policy is issued. The minimum amount is $50,000.00. No minimum death benefit is guaranteed.

CASH VALUE The cash value of a Policy is not guaranteed and varies daily to reflect investment experience. You may surrender a Policy for its cash value. The Policy also includes loan and withdrawal provisions.

DEDUCTIONS AND CHARGES

FROM PREMIUMS

    - Deduction of 3.6% for local, state and federal taxes attributable to premiums

    - Sales load of 15% up to the Target Premium for first Policy year, 6.8% of premiums up to the Target Premium for Policy years 2-6, and 3% of all other premiums. The Target Premium is based on the modified endowment contract seven-pay limit for the Specified Amount and the age and sex of the insured. See "Modified Endowment Contracts", p. 12. A Policy receiving the 3% deduction in the first Policy year on any portion of the premium will be classified as a modified endowment contract.

FROM POLICY VALUE

    - Cost of insurance charge deducted monthly, is based on the net amount at risk, the age, sex and risk classification of the insured, and the Policy duration. Current charges are based on our experience. Maximum charges are based on the 1980 CSO Mortality Tables.

    - Monthly mortality and expense risk charge. The current charge is at the annual rate of .75% (0.06250% monthly rate) of the Policy Value, less any Policy debt, for the first 10 Policy years, and .30% (0.02500% monthly rate) thereafter. The maximum annual rate is .90% (0.07500% monthly rate).

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                                       2

    - Monthly administrative charge. The current charge is $15.00 in the first Policy year and $5.00 thereafter. The maximum charge is $15 in the first Policy year and $10 thereafter.

    - Charge for expenses and taxes associated with the Policy loan, if any. The aggregate charge is at the current annual rate of .75% (0.06250% monthly rate) of the Policy debt for the first ten Policy years and .20% (0.01667%) thereafter.

    - Any transaction charges that may result from a withdrawal, a transfer, a change in the Specified Amount or a change in the death benefit option. We are currently waiving these charges. The maximum charge is $250 for death benefit option changes and $25 for each of the other transactions.
FROM THE MUTUAL FUNDS

    - A daily charge for investment advisory and other services provided to the mutual funds. The total expenses vary by Portfolio or Fund and currently fall in an approximate range of .21% to 2.37% of assets on an annual basis.

The following table shows the annual expenses for each of the Portfolios and Funds, as a percentage of the average net assets, based on 1998 operations. Expenses for the Portfolios and Funds which were not in operation during 1998 are estimated.

                     NORTHWESTERN MUTUAL SERIES FUND, INC.

                         INVESTMENT
                          ADVISORY          OTHER          TOTAL
PORTFOLIO                    FEE          EXPENSES       EXPENSES
---------------------  ---------------  -------------  -------------
Small Cap Growth
  Stock*.............          .80%            .46%          1.26%
Aggressive Growth
  Stock..............          .52%            .00%           .52%
International
  Equity.............          .67%            .09%           .76%
Index 400 Stock*.....          .25%            .23%           .48%
Growth Stock.........          .45%            .01%           .46%
Growth and Income
  Stock..............          .57%            .01%           .58%
Index 500 Stock......          .20%            .01%           .21%
Balanced.............          .30%            .00%           .30%
High Yield Bond......          .49%            .01%           .50%
Select Bond..........          .30%            .00%           .30%
Money Market.........          .30%            .00%           .30%

*SMALL CAP GROWTH STOCK AND INDEX 400 STOCK PORTFOLIOS
Northwestern Mutual Investment Services, LLC (NMIS), investment adviser to Northwestern Mutual Series Fund, Inc., has voluntarily agreed to waive a portion of its advisory fee, up to the full amount of that fee, equal to the amount by which total operating expenses exceed (1) 0.92% of the Small Cap Growth Stock Portfolio's average daily net assets on an annual basis, and (2) 0.35% of the Index 400 Stock Portfolio's average daily net assets. In addition, NMIS has voluntarily agreed to reimburse each of these portfolios for all remaining expenses after fee waivers which exceed (1) 0.92% in the case of the Small Cap Growth Stock Portfolio, and (2) 0.35% in the case of the Index 400 Stock Portfolio, of the average daily net assets on an annual basis. This waiver and reimbursement, in each case, may be revised or eliminated at any time without notice to shareholders. Operating expenses are based on average net assets expected to be invested during the period ending on December 31, 1999. During the course of this period, expenses may be more or less than the amounts shown.

                            RUSSELL INSURANCE FUNDS

                       INVESTMENT
                        ADVISORY         OTHER          TOTAL
FUND                      FEE*         EXPENSES*      EXPENSES
--------------------  -------------  -------------  -------------
Multi-Style Equity
  Fund..............        0.78%          0.43%          1.21%
Aggressive Equity
  Fund..............        0.95%          0.72%          1.67%
Non-U.S. Fund.......        0.95%          1.42%          2.37%
Real Estate
  Securities Fund...        0.85%          0.30%          1.15%
Core Bond Fund......        0.60%          0.68%          1.28%

*MULTI-STYLE EQUITY FUND Frank Russell Investment Company's (FRIC's) advisor, Frank Russell Investment Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2000, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 0.92% of the average net assets of the Multi-Style Fund.

AGGRESSIVE EQUITY FUND FRIMCo has contractually agreed to waive, at least until April 30, 2000, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.25% of the average net assets of the Aggressive Equity Fund.

NON-U.S. FUND FRIMCo has voluntarily agreed to waive a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were 1.30% of the average net assets of the Non-U.S. Fund.

REAL ESTATE SECURITIES FUND FRIMCo has contractually agreed to waive a portion of its .85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.15% of the average daily net assets on an annual basis. Operating expenses are based on average net assets expected to be invested during the year ending December 31, 1999. During the course of this period, expenses may be more or less than the amount shown.

CORE BOND FUND FRIMCo has contractually agreed to waive a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed .80% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses after fee waivers which exceed .80% of the average daily net assets on an annual basis. Taking the fee waivers into account, the actual annual total operating expenses were .80% of the average net assets of the Core Bond Fund.

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                                       3

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY,
NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT,
NORTHWESTERN MUTUAL SERIES FUND, INC. AND
RUSSELL INSURANCE FUNDS

NORTHWESTERN MUTUAL LIFE

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is the nation's fourth largest life insurance company, based on total assets in excess of $77 billion on December 31, 1998, and is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. Northwestern Mutual Life sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,000 full time producing agents. The Internal Revenue Service Employer Identification Number of Northwestern Mutual Life is 39-0509570.

"We" in this prospectus means Northwestern Mutual Life.

THE ACCOUNT

We established Northwestern Mutual Variable Life Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies, including other variable life insurance policies which are described in other prospectuses.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has sixteen divisions. All of the assets of each division are invested in shares of the corresponding Portfolio or Fund described below.

THE FUNDS

NORTHWESTERN MUTUAL SERIES FUND, INC.

Northwestern Mutual Series Fund, Inc. is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each Portfolio at their net asset value without any sales charge.

The investment adviser for the Fund is Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. The investment advisory agreements for the respective Portfolios provide that NMIS will provide services and bear certain expenses of the Fund. For providing investment advisory and other services and bearing Fund expenses, the Fund pays NMIS a fee at an annual rate which ranges from .20% of the aggregate average daily net assets of the Index 500 Stock Portfolio to a maximum of .67% for the International Equity Portfolio, based on 1998 asset size. Other expenses borne by the Portfolios range from 0% for the Select Bond, Money Market and Balanced Portfolios to .09% for the International Equity Portfolio. We provide the people and facilities NMIS uses in performing its investment advisory functions and we are a party to the investment advisory agreement. NMIS has retained J.P. Morgan Investment Management, Inc. and Templeton Investment Counsel, Inc. under investment sub-advisory agreements to provide investment advice to the Growth and Income Stock Portfolio and the International Equity Portfolio.

The investment objectives and types of investments for each of the eleven Portfolios of the Fund are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for Northwestern Mutual Series Fund, Inc.

SMALL CAP GROWTH STOCK PORTFOLIO. The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. The Portfolio will seek to achieve this objective primarily by investing in the common stocks of companies which can reasonably be expected to increase sales and earnings at a pace which will exceed the growth rate of the U.S. economy over an extended period.

AGGRESSIVE GROWTH STOCK PORTFOLIO. The investment objective of the Aggressive Growth Stock Portfolio is to achieve long-term appreciation of capital primarily by investing in the common stocks of companies which can reasonably be expected to increase their sales and earnings at a pace which will exceed the growth rate of the nation's economy over an extended period.

INTERNATIONAL EQUITY PORTFOLIO. The investment objective of the International Equity Portfolio is long-term capital growth. It pursues its objective through a flexible policy of investing in stocks and debt securities of companies and governments outside the United States.

INDEX 400 STOCK PORTFOLIO. The investment objective of the Index 400 Stock Portfolio is to achieve investment

                                       --
results that approximate the performance of the Standard & Poor's MidCap 400 Index ("S&P 400 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 400 Index.

GROWTH STOCK PORTFOLIO. The investment objective of the Growth Stock Portfolio is long-term growth of capital; current income is secondary. The Portfolio will seek to achieve this objective by selecting investments in companies which have above average earnings growth potential.

GROWTH AND INCOME STOCK PORTFOLIO. The investment objective of the Growth and Income Stock Portfolio is long-term growth of capital and income. Ordinarily the Portfolio pursues its investment objectives by investing primarily in dividend-paying common stock.

INDEX 500 STOCK PORTFOLIO. The investment objective of the Index 500 Stock Portfolio is to achieve investment results that approximate the performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"). The Portfolio will attempt to meet this objective by investing in stocks included in the S&P 500 Index. Stocks are generally more volatile than debt securities and involve greater investment risks.

BALANCED PORTFOLIO. The investment objective of the Balanced Portfolio is to realize as high a level of long-term total rate of return as is consistent with prudent investment risk. The Balanced Portfolio will invest in common stocks and other equity securities, bonds and money market instruments. Investment in the Balanced Portfolio necessarily involves the risks inherent in stocks and debt securities of varying maturities, including the risk that the Portfolio may invest too much or too little of its assets in each type of security at any particular time.

HIGH YIELD BOND PORTFOLIO. The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation by investing primarily in fixed income securities that are rated below investment grade by the major rating agencies.

SELECT BOND PORTFOLIO. The primary investment objective of the Select Bond Portfolio is to provide as high a level of long-term total rate of return as is consistent with prudent investment risk. A secondary objective is to seek preservation of shareholders' capital. The Select Bond Portfolio will invest primarily in debt securities. The value of debt securities will tend to rise and fall inversely with the rise and fall of interest rates.

MONEY MARKET PORTFOLIO. The investment objective of the Money Market Portfolio is to realize maximum current income consistent with liquidity and stability of capital. The Money Market Portfolio will invest in money market instruments and other debt securities with maturities generally not exceeding one year. The return produced by these securities will reflect fluctuations in short-term interest rates.

RUSSELL INSURANCE FUNDS

The Russell Insurance Funds also comprise a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end diversified management investment company. The Account buys shares of each of the Russell Insurance Funds at their net asset value without any sales charge.

The assets of each of the Russell Insurance Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Insurance Funds. Russell is our majority-owned subsidiary.

The investment objectives and types of investments for each of the five Russell Insurance Funds are set forth below. There can be no assurance that the Funds will realize their objectives. A table showing the expense ratios for each of the Russell Insurance Funds is included in the Summary above, at page 3. For more information about the investment objectives and policies, the attendant risk factors and expenses see the attached prospectus for the Russell Insurance Funds.

MULTI-STYLE EQUITY FUND. The investment objective of the Multi-Style Equity Fund is to provide income and capital growth by investing principally in equity securities. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies. These companies are predominately US-based, although the Fund may invest a limited portion of its assets in non-US firms from time to time.

AGGRESSIVE EQUITY FUND. The investment objective of the Aggressive Equity Fund is to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from Multi-Style Equity Fund by investing in equity securities. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies. These companies are predominately US-based, although the Fund may invest in non-US firms from time to time.

NON-U.S. FUND. The investment objective of the Non-U.S. Fund is to provide favorable total return and additional diversification for US investors by investing primarily in equity and fixed-income securities of non-US companies, and securities issued by non-US governments. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the United States and in depository receipts, which represent ownership of securities of non-US companies.

                                       --

REAL ESTATE SECURITIES FUND. The investment objective of the Real Estate Securities Fund is to generate a high level of total return through above average current income, while maintaining the potential for capital appreciation. The Fund seeks to achieve its objective by concentrating its investments in equity securities of issuers whose value is derived primarily from development, management and market pricing of underlying real estate properties.

CORE BOND FUND. The investment objective of the Core Bond Fund is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market, by investing in fixed-income securities. The Core Bond Fund invests primarily in fixed-income securities. In particular, the Fund holds debt securities issued or guaranteed by the US government, or to a lesser extent by non-US governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Fund also invests in corporate debt securities and dollar-denominated obligations issued in the US by non-US banks and corporations (Yankee Bonds). A majority of the Fund's holdings are US dollar-denominated. From time to time the Fund may invest in municipal debt obligations.

--------------------------------------------------------------------------------

DETAILED INFORMATION ABOUT THE POLICY

PREMIUMS

The Policy permits you to pay premiums at any time before the Policy anniversary that is nearest the insured's 95th birthday and in any amounts within the limits described in this section.

We use the Specified Amount you select when you purchase the Policy to determine the minimum initial premium. The minimum initial premium is approximately equal to three times the initial monthly Cost of Insurance Charge and other deductions.

We calculate a Target Premium when the Policy is issued and we use the Target Premium to determine the sales load. The Target Premium is based on the modified endowment contract seven-pay limit for the Specified Amount and the age and sex of the insured.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the insured's lifetime so long as the Policy Value, less the amount of any Policy debt, is sufficient to pay the monthly cost of insurance charge and other current charges.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the insured meets our insurability requirements and we receive the premium prior to the anniversary nearest the insured's 75th birthday. We will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a modified endowment contract. See "Tax Considerations", p. 11.

DEATH BENEFIT

DEATH BENEFIT OPTIONS  The Policy provides for three death benefit options:

SPECIFIED AMOUNT (OPTION A) You select the Specified Amount when you purchase the Policy.

SPECIFIED AMOUNT PLUS POLICY VALUE (OPTION B) The Policy Value is the cumulative amount invested, adjusted for investment results, reduced by the charges for insurance and other expenses.

SPECIFIED AMOUNT PLUS PREMIUMS PAID (OPTION C)

In addition, under any of the Options, we will increase the Death Benefit if necessary to meet the definitional requirements for life insurance for federal income tax purposes as discussed below.

Under any of the death benefit options the death benefit will be equal to the Policy Value at all times on and after the Policy anniversary nearest the 100th birthday of the insured.

CHOICE OF TESTS FOR TAX PURPOSES A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of death benefit to the Policy Value. The minimum multiple decreases as the age of the insured advances. You make the choice of testing methods when you purchase a Policy and it may not be changed.

                                       --

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of death benefit to the Policy Value are shown below.

                          GUIDELINE PREMIUM/CASH VALUE
                            CORRIDOR TEST MULTIPLES

Attained         Policy
Age             Value %
-----------  -----------
40 or
  under....         250
41.........         243
42.........         236
43.........         229
44.........         222
45.........         215
46.........         209
47.........         203
48.........         197
49.........         191
50.........         185
51.........         178
52.........         171
53.........         164
54.........         157
55.........         150
56.........         146
57.........         142
58.........         138
59.........         134
60.........         130

 Attained    Policy
    Age      Value %
-----------   ---------
61.........         128
62.........         126
63.........         124
64.........         122
65.........         120
66.........         119
67.........         118
68.........         117
69.........         116
70.........         115
71.........         113
72.........         111
73.........         109
74.........         107
75-90......         105
91.........         104
92.........         103
93.........         102
94.........         101
95 or
  over.....         100

For the Cash Value Accumulation Test the minimum multiples of death benefit to the Policy Value are calculated using net single premiums based on the attained age of the insured and the Policy's underwriting classification, using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better cash value accumulation for a given amount of premium. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy years.

DEATH BENEFIT CHANGES After we issue a Policy you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than the minimum for a new Policy that we would issue on that date.

A change in the death benefit option, or an increase or decrease in the Specified Amount, will be effective on the monthly processing date next following receipt of a written request at our Home Office.

Administrative charges of up to $250 for a change in the death benefit option, and up to $25 for each of more than one change in the Specified Amount in a Policy year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the death benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. See "Tax Considerations",
p. 11. The cost of insurance charge will increase if a change results in a larger net amount at risk. See "Charges Against the Policy Value," below.

ALLOCATIONS TO THE ACCOUNT

We place the initial net premium in the Account on the Policy date. Net premiums you pay thereafter are placed in the Account on the date we receive them at our Home Office. Net premiums are premiums less the deductions from premiums. See "Deductions from Premiums," below.

We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. The initial allocation date is identified in the Policy and is the later of the date we approved the application and the date we received the initial premium at our Home Office. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be one day after the end of the period during which the policyowner has the right to return the Policy, based on the applicable state laws. See "Right to Return Policy", p.10. On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocation must be in whole percentages.

You may transfer accumulated amounts from one division of the Account to another. Transfers are effective on the date we receive a written request at our Home Office. We reserve the right to charge a fee of up to $25, to cover administrative costs of transfers, if there are more than twelve transfers in a Policy year. We are currently waiving these charges.

DEDUCTIONS AND CHARGES

DEDUCTIONS FROM PREMIUMS We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.6% of the premium. Of this amount 2.35% is for state premium taxes. Premium taxes vary from state to state and currently

                                       --
range from .5% to 3.5% of life insurance premiums. The 2.35% rate is an average. The tax rate for a particular state may be lower, higher, or equal to the 2.35% deduction. We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of our federal income taxes attributable to the treatment of deferred acquisition costs.

We deduct a charge for sales costs from each premium. The charge is 15% of premiums paid during the first Policy year up to the Target Premium, 6.8% of premiums paid during each of Policy years 2-6 up to the Target Premium, and 3% of all other premiums. The Target Premium is based on the modified endowment contract seven-pay limit for the Specified Amount and the age and sex of the insured. See "Modified Endowment Contracts", p. 12. To the extent that sales expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below.

CHARGES AGAINST THE POLICY VALUE We deduct a cost of insurance charge from the Policy Value on each monthly processing date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the issue age, policy duration and risk classification of the insured. The maximum cost of insurance rates are included in the Policy.

We also deduct a charge for the mortality and expense risks we have assumed. The maximum amount of the charge is equal to an annual rate of .90% (0.07500% monthly rate) of the Policy Value, less any Policy debt. Currently the charge is equal to an annual rate of .75% (0.06250% monthly rate) of Policy Value, less any Policy debt, for the first ten Policy years and .30% (0.0250% monthly rate) thereafter. The mortality risk is that insureds may not live as long as we estimated. The expense risk is that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

We deduct a monthly administrative charge of not more than $15 for the first Policy year and $10 thereafter. Currently this charge will be $5 after the first Policy year. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Policyowners. We do not expect to profit from this charge.

We deduct a charge for the expenses and taxes associated with the Policy debt, if any. The aggregate charge is at the current annual rate of 0.75% (0.06250% monthly rate) of the Policy debt for the first ten Policy years and 0.20% (0.01667% monthly rate) thereafter.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 for changes in the Specified Amount, withdrawals or transfers of assets among the divisions of the Account if more than twelve transfers take place in a Policy year. The fee for a change in the death benefit option is $250. Currently we are waiving all of these fees.

We will apportion deductions from the Policy Value among the divisions of the Account in proportion to the amounts invested in the divisions.

EXPENSES OF THE FUNDS The investment performance of each division of the Account reflects all expenses borne by the corresponding Portfolio or Fund. The expenses are summarized above on page 3. See the attached mutual fund prospectuses for more information about those expenses.

POLICIES ISSUED PRIOR TO NOVEMBER 8, 1999  For Policies issued prior to
November 8, 1999, including Policies issued after that date in states where the current Policy form has not been approved, the deduction from premiums for sales costs is 15% of premiums paid during the first Policy year up to the Target Premium and 3% of all other premiums.

CASH VALUE

You may surrender a Policy for the cash value at any time during the lifetime of the insured. The cash value for the Policy will change daily in response to investment results. No minimum cash value is guaranteed. The cash value is equal to the Policy Value reduced by any Policy debt outstanding. During the first Policy year the cash value is increased by the amount of sales load previously deducted from premiums, during the second Policy year the cash value is increased by 66.67% of previous sales load deductions and during the third Policy year the cash value is increased by 33.33% of the previous sales load deductions. This increase in cash value during the first three Policy years does not apply if the Policy is in a grace period on the date on which you surrender the Policy. This increase in cash value is not available in New Jersey. The cash values shown in the illustrations on pages 47 - 50 are not correct for Policy Years 1, 2 and 3 for Policies sold in New Jersey. Corrected illustrations are available upon request.

                                       --

We determine the cash value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of l940, we may also determine the cash value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios or Funds.

For Policies issued prior to November 8, 1999, including Policies issued after that date in states where the current Policy form has not been approved, the cash value is equal to the Policy Value reduced by any Policy debt outstanding. During the first policy year the cash value is increased by the amount of sales load previously deducted from premiums, and during the second Policy year the cash value is increased by 50% of previous sales load deductions. The increase in cash value during the first two Policy years does not apply if the Policy is in a grace period on the date on which you surrender the Policy. This increase in cash value is not available in New Jersey. See "Policies Issued Prior to November 8, 1999", p. 8.

POLICY LOANS

You may borrow up to 90% of the Policy Value using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is 90% of the Policy Value, less the amount already borrowed.

Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. We add unpaid interest to the amount of the loan. If the amount of the loan equals or exceeds the Policy Value on a monthly processing date, the Policy will enter the grace period. See "Termination and Reinstatement", below. We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and will credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and will transfer those amounts from our general account to the Account divisions, in proportion to the premium allocation in effect, as of the same date.

A Policy loan may have important tax consequences. See "Tax Considerations",
p. 11.

WITHDRAWALS OF POLICY VALUE

You may make a withdrawal of Policy Value. A withdrawal may not reduce the loan value to less than any Policy debt outstanding. The loan value is 90% of the Policy Value, less any Policy debt already outstanding. Following a withdrawal the remaining Policy Value, less any Policy debt outstanding, must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of Policy Value decreases the death benefit by the same amount. If the death benefit for a Policy has been increased to meet the federal tax requirements for life insurance, the decrease in the death benefit caused by a subsequent withdrawal will be larger than the amount of the withdrawal. If Option A or Option C is in effect a withdrawal of Policy Value will reduce the Specified Amount by the amount of the withdrawal. Following a withdrawal the remaining death benefit must be at least the minimum amount that we would currently issue.

We will take the amount withdrawn from Policy Value from the Account divisions in proportion to the amounts in the divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Policy Value may have important tax consequences. See "Tax Considerations", p. 11.

TERMINATION AND REINSTATEMENT

If the Policy Value, less any Policy debt outstanding, is less than the monthly charges for the cost of insurance and other expenses on any monthly processing date, we allow a grace period of 61 days for the payment of sufficient premium to keep the Policy in force. The grace period begins on the date that we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate unless you pay the required amount before the grace period expires.

After a Policy has terminated, it may be reinstated within one year. The insured must provide satisfactory

                                       --
evidence of insurability. The minimum amount of premium required for reinstatement will be the monthly charges that were due when the Policy terminated plus the charges for three more months.

Reinstatement of a Policy will be effective on the first monthly processing date after an application for reinstatement is received at our Home Office, subject to our approval. Any Policy debt that was outstanding when the Policy terminated will also be reinstated.

The Policy Value when a Policy is reinstated is equal to the premium paid, after the deduction for taxes and sales load, less the sum of all monthly charges for the cost of insurance and other expenses for the grace period and for the current month. We will allocate the Policy Value among the Account divisions based on the allocation for premiums currently in effect.

A Policy may not be reinstated after the Policy has been surrendered for its cash value.

See "Tax Considerations", p. 11, for a discussion of the tax effects associated with termination and reinstatement of a Policy.

RIGHT TO RETURN POLICY

You may return a Policy within 45 days after you signed the application for insurance or within 10 days (or later where required by state law) after you receive the Policy, whichever is later. You may mail or deliver the Policy to the agent who sold it or to our Home Office. If you return it, we will consider the Policy void from the beginning. We will refund the sum of the amounts deducted from the premium paid plus the value of the Policy in the Account on the date we receive the returned Policy. In some states, the amount we refund will not be less than the premium you paid.

OTHER POLICY PROVISIONS

OWNER. The owner is identified in the Policy. The owner may exercise all rights under the Policy while the insured is living. Ownership may be transferred to another. We must receive written proof of the transfer at our Home Office. "You" in this prospectus means the owner or prospective purchaser of a Policy.

BENEFICIARY. The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After we issue the Policy you may change the beneficiary in accordance with the Policy provisions.

INCONTESTABILITY. We will not contest a Policy after it has been in force during the lifetime of the insured for two years from the date of issue. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of the insured for two years from the date of issuance of the increase.

SUICIDE. If the insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals. If the insured dies by suicide within one year of the date of issuance of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase.

MISSTATEMENT OF AGE OR SEX. If the age or sex of the insured has been misstated, we will adjust the charges for cost of insurance and other expenses under a Policy to reflect the correct age and sex.

COLLATERAL ASSIGNMENT. You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

DEFERRAL OF DETERMINATION AND PAYMENT. We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policyowners.

DIVIDENDS. The Policies will share in divisible surplus to the extent we determine annually. Since we do not expect the Policies to contribute to divisible surplus, we do not expect to pay any dividends.

VOTING RIGHTS

We are the owner of the shares of both mutual funds in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the mutual funds, to vote on matters required to be approved or ratified by mutual fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any mutual fund shareholders' meeting. However, we will vote the mutual fund shares held in the Account in accordance with instructions from owners of the Policies. We will vote any shares of the mutual funds held in our general account in the same proportions as the shares for which we have received voting instructions. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

The number of mutual fund shares for each division of the Account for which the owner of a Policy may give instructions is determined by dividing the amount of the Policy Value apportioned to that division, if any, by the per share value for the corresponding Portfolio or Fund.

                                       --

The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting. We will vote shares as to which we receive no instructions in the same proportion as the shares as to which we receive instructions.

We may, if required by state insurance officials, disregard voting instructions which would require mutual fund shares to be voted for a change in the sub-classification or investment objectives of a Portfolio or Fund, or to approve or disapprove an investment advisory agreement for either of the mutual funds. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for either a Portfolio or a Fund, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions, we will include a summary of the action and reasons therefor in the next semiannual report to the owners of the Policies.

SUBSTITUTION OF FUND SHARES AND OTHER CHANGES

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

REPORTS

At least once each Policy year you will receive a statement showing the death benefit, cash value, Policy Value and any Policy loan, including loan interest. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports for the Account and both of the mutual funds, including financial statements.

DISTRIBUTION OF THE POLICIES

We sell the Policies through individuals who, in addition to being licensed life insurance agents of Northwestern Mutual Life, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"), our wholly-owned subsidiary. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. NMIS was organized in 1968 as a Wisconsin corporation. Its address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Internal Revenue Service Employer Identification Number of NMIS is 39-0509570.

Commissions paid to the agents will not exceed 15% of the premium for the first year, 5.75% of the premium for years 2-6, and 2.75% of the premium thereafter. During the sixth Policy year and thereafter agents will receive compensation at the annual rate of .20% of the cash value of a Policy.

General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

TAX CONSIDERATIONS

GENERAL The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

LIFE INSURANCE QUALIFICATION Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the death benefit is a sufficient multiple of the Policy Value. See "Choice of Tests for Tax Purposes", p. 6. We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

The Treasury Department, in connection with the diversification requirements, stated that it expected to issue guidance about circumstances where a policyowner's control of separate account assets would cause the policyowner, and not the life insurance company, to be treated as the owner of those assets. These guidelines have not been issued. If the owner of a Policy were treated as the owner of the Fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own

                                       --
the assets of the Account under current federal income tax law.

TAX TREATMENT OF LIFE INSURANCE While a Policy is in force, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, we believe that a loan received under a Policy will be construed as indebtedness of the owner and no part of the loan will be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax adviser as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. See "Other Tax Considerations", p. 13.

As a general rule, the proceeds from a withdrawal of Policy Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of Policy Value during the first 15 Policy years may be taxable to the extent that the Policy Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy. In addition, if a Policy terminates while a Policy loan is outstanding, the cancellation of the loan and accrued interest will be treated as a distribution from the Policy and may be taxable under these rules.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

MODIFIED ENDOWMENT CONTRACTS A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured person and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, a change in the Specified Amount, and certain other changes.

If the benefits are reduced during the first seven Policy years after entering into the Policy (or within seven years after a material change), for example, by requesting a decrease in the Specified Amount or, in some cases, by making a withdrawal of Policy Value, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the calculated seven-pay premium level limit, the Policy will become a modified endowment contract. A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain- first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of Policy Value. Any such distributions will be considered taxable income to the extent the Policy Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual Life to the same policyowner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the Policy Value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not

                                       --
previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

OTHER TAX CONSIDERATIONS Business-owned life insurance may be subject to certain additional rules. Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Increases in Policy Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(4) of the Code limits the Policyowner's deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) disallows a proportionate amount of a business' interest deduction based on the amount of unborrowed cash value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

Finally, life insurance subject to a split dollar arrangement is taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the issuer's lowest one-year term rates as defined by various Internal Revenue Service rulings or the government's P.S. 58 table rates. There is also a risk that the accrued earnings in equity split dollar policies may be taxable in the year earned. Although the Internal Revenue Service has not issued a formal ruling on this issue, it issued a technical advise memorandum in 1996 to this effect (which is applicable only to the taxpayer under audit) and is currently reviewing the taxation of split dollar arrangements generally.

Depending on the circumstances, the exchange of a Policy, a change in the death benefit option, a Policy loan, a withdrawal of Policy Value, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

--------------------------------------------------------------------------------

OTHER INFORMATION

MANAGEMENT

Northwestern Mutual Life is managed by a Board of Trustees. The Trustees and senior officers of Northwestern Mutual Life and their positions including Board committee memberships, and their principal occupations, as of the date of this prospectus, are listed below. Unless otherwise indicated, the business address of each Trustee and senior officer is c/o The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

TRUSTEES

NAME                                         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------  ------------------------------------------------------
R. Quintus Anderson (A)...............  Chairman, Aarque Capital Corporation since 1997; prior thereto, Chairman, The Aarque Companies, 111 West
                                        Second Street, P.O. Box 310, Jamestown, NY 14702-0310
                                        (diversified metal products manufacturing)

                                       --

NAME                                         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------  ------------------------------------------------------
Edward E. Barr (HR)...................  Chairman, Sun Chemical Corporation, 222 Bridge Plaza
                                        South, Fort Lee, New Jersey 07024 (graphic arts) since
                                        1998; prior thereto, President and Chief Executive
                                        Officer. President and Chief Executive Officer, DIC
                                        Americas, Inc., Fort Lee, NJ
Gordon T. Beaham, III (OT)............  Chairman of the Board and President, Faultless
                                        Starch/Bon Ami Company, 1025 West Eighth Street,
                                        Kansas City, MO 64101 (consumer products manufacturer)
Robert C. Buchanan (A, E, F)..........  President and Chief Executive Officer, Fox Valley
                                        Corporation, 100 West Lawrence Street, P.O. Box 727,
                                        Appleton, WI 54911 (manufacturer of gift wrap and
                                        writing paper)
Robert E. Carlson (E).................  Executive Vice President of Northwestern Mutual Life
George A. Dickerman (AM)..............  Chairman Emeritus, Spalding Sports Worldwide, 425
                                        Meadow Street, P.O. Box 901, Chicopee, MA 01021-0901
                                        (manufacturer of sporting equipment) since 1999;
                                        Chairman of the Board from 1998 to 1999; prior
                                        thereto, President
Pierre S. du Pont (AM)................  Attorney, Richards, Layton and Finger, P.O. Box 551, 1
                                        Rodney Square, Wilmington, DE 1989
James D. Ericson (AM, E, F, HR, OT)...  President and Chief Executive Officer of Northwestern
                                        Mutual Life
J. E. Gallegos (A)....................  Attorney at Law; President, Gallegos Law Firm, 460 St.
                                        Michaels Drive, Building 300, Santa Fe, NM 87505
Stephen N. Graff (E, F, OT)...........  Retired Partner, Arthur Andersen LLP (public accountants). Address: 805 Lone Tree Road, Elm Grove,
                                        WI 53122-2014
Patricia Albjerg Graham (HR)..........  Professor, Graduate School of Education, Harvard
                                        University, 420 Gutman, Cambridge, MA 02138.
                                        President, The Spencer Foundation (social and
                                        behavioral sciences)
Stephen F. Keller (HR)................  Attorney. Former Chairman, Santa Anita Realty
                                        Enterprises since 1997; prior thereto, Chairman.
                                        Address: 101 South Las Palmas Avenue, Los Angeles, CA
                                        90004
Barbara A. King (AM)..................  President, Landscape Structures, Inc., Rt 3, 601 - 7th
                                        Street South, Delano, MN 55328 (manufacturer of
                                        playground equipment)
J. Thomas Lewis (HR)..................  Attorney (retired), 228 St. Charles Avenue, Suite
                                        1024, New Orleans, LA 70130, since 1998; prior
                                        thereto, Attorney, Monroe & Lemann, New Orleans, LA
Daniel F. McKeithan, Jr. (E, F, HR)...  President, Tamarack Petroleum Company, Inc., 777 East
                                        Wisconsin Avenue, Milwaukee, WI 53202 (operator of oil
                                        and gas wells); President, Active Investor Management,
                                        Inc., Milwaukee, WI
Guy A. Osborn (E, F, OT)..............  Retired Chairman of Universal Foods Corporation, 433
                                        East Michigan Street, Milwaukee, WI 53202 since 1997;
                                        prior thereto, Chairman and Chief Executive Officer
Timothy D. Proctor (A)................  Director, Worldwide Human Resources of Glaxo Wellcome
                                        plc, Glaxo Wellcome House, Berkeley Avenue, Greenford,
                                        Middlesex UB6 0NN, United Kingdom, since 1998; prior
                                        thereto, Senior Vice President Human Resources,
                                        General Counsel & Secretary of Glaxo Wellcome, Inc.
                                        (pharmaceuticals)
H. Mason Sizemore, Jr. (AM)...........  President and Chief Operating Officer, The Seattle
                                        Times, Fairview Avenue North and John Street, P.O. Box
                                        70, Seattle, WA 98109 (publishing)

                                       --

NAME                                         PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
--------------------------------------  ------------------------------------------------------
Harold B. Smith (OT)..................  Chairman, Executive Committee, Illinois Tool Works,
                                        Inc., 3600 West Lake Avenue, Glenview, IL 60025-5811
                                        (engineered components and industrial systems and
                                        consumables)
Sherwood H. Smith, Jr. (AM)...........  Chairman Emeritus of Carolina Power & Light, 411
                                        Fayetteville Street Mall, P.O. Box 1551, Raleigh, NC
                                        27602, since 1999; Chairman of the Board from 1997 to
                                        1999; prior thereto, Chairman of the Board and Chief
                                        Executive Officer
Peter M. Sommerhauser.................  Partner, Godfrey & Kahn, S.C. (attorneys), 780 North
                                        Water Street, Milwaukee, WI 53202-3590
John E. Steuri (OT)...................  Chairman, Advanced Thermal Technologies, 2102
                                        Riverfront Drive, Suite 120, Little Rock, AR
                                        72202-1747 since 1997 (heating, air-conditioning and
                                        humidity control). Retired since 1996 as Chairman and
                                        Chief Executive Officer of ALLTEL Information
                                        Services, Inc., Little Rock, AR (application
                                        software).
John J. Stollenwerk (AM, E, F)........  President and Chief Executive Officer, Allen-Edmonds
                                        Shoe Corporation, 201 East Seven Hills Road, P.O. Box
                                        998, Port Washington, WI 53074-0998
Barry L. Williams (HR)................  President and Chief Executive Officer of Williams
                                        Pacific Ventures, Inc., 100 First Street, Suite 2350,
                                        San Francisco, CA 94105-2634 (venture capital
                                        consulting)
Kathryn D. Wriston (A)................  Director of various corporations. Address: c/o
                                        Shearman & Sterling, 599 Lexington Avenue, Room 1126,
                                        New York, NY 10022

A             --      Member, Audit Committee
AM            --      Member, Agency and Marketing
                      Committee
E             --      Member, Executive Committee
F             --      Member, Finance Committee
HR            --      Member, Human Resources and Public
                      Policy Committee
OT            --      Member, Operations and Technology
                      Committee

SENIOR OFFICERS (OTHER THAN TRUSTEES)

                                     POSITION WITH
         NAME                   NORTHWESTERN MUTUAL LIFE
---------------------------------------------------------------
   John M. Bremer        Executive Vice President, General
                           Counsel and Secretary
   Peter W. Bruce        Executive Vice President
   Edward J. Zore        Executive Vice President
   Deborah A. Beck       Senior Vice President
   William H. Beckley    Senior Vice President
   Mark G. Doll          Senior Vice President
   Richard L. Hall       Senior Vice President
   William C. Koenig     Senior Vice President and Chief
                           Actuary
   Donald L. Mellish     Senior Vice President
   Mason G. Ross         Senior Vice President
   John E. Schlifske     Senior Vice President
   Leonard F. Stecklein  Senior Vice President
   Frederic H. Sweet     Senior Vice President
   Walter J. Wojcik      Senior Vice President
   Gary E. Long          Vice President and Controller

                                       --

REGULATION

We are subject to the laws of Wisconsin governing insurance companies and to regulation by the Wisconsin Commissioner of Insurance. We file an annual statement in a prescribed form with the Department of Insurance on or before March 1 in each year covering operations for the preceding year and including financial statements. Regulation by the Wisconsin Insurance Department includes periodic examination to determine solvency and compliance with insurance laws. We are also subject to the insurance laws and regulations of the other jurisdictions in which we are licensed to operate.

YEAR 2000 ISSUES

Since early 1996 we have been preparing for the computer requirements associated with the approaching turn of the century. We completed assessment of internal systems in 1996. As of the date of this prospectus the necessary system changes are substantially complete. System testing is in process. Testing of all critical systems has been completed.

The work on these computer systems extends to software packages we purchase from vendors. In addition, we have been communicating formally with our business partners to identify and assess potential exposure that could result from their failure to address these computer issues on a timely basis. Each of our departments has prepared a contingency plan.

We and our business partners bear all of the costs of identifying and resolving the computer systems issues associated with the year 2000. These costs will have no effect on the performance of the Account. The Policies permit charges for administrative expenses to be increased up to the guaranteed maximum rates. However, we do not expect our costs for year 2000 compliance to have any significant effect on the benefits or values provided by the Policies.

We believe that our computer systems will be ready for the year 2000 well in advance of the deadline. By their nature, however, the issues in this area carry the risk of unforeseen problems, both at Northwestern Mutual Life and at all the other sites where supporting functions and interaction take place. There can be no assurance that these problems will not have a material adverse impact on the operations of Northwestern Mutual Life and the Account.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds which in our judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Account is a party.

REGISTRATION STATEMENT

We have filed a registration statement with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933, as amended, with respect to the Policies. This prospectus does not contain all the information set forth in the registration statement. A copy of the omitted material is available from the main office of the SEC in Washington, D.C. upon payment of the prescribed fee. Further information about the Policies is also available from the Home Office of Northwestern Mutual Life. The address and telephone number are on the cover of this prospectus.

EXPERTS

The financial statements of Northwestern Mutual Life as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 and of the Account as of December 31, 1998 and for each of the two years in the period ended December 31, 1998 included in this prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting. Actuarial matters included in this prospectus have been examined by William C. Koenig, F.S.A., Senior Vice President and Chief Actuary of Northwestern Mutual Life. His opinion is filed as an exhibit to the registration statement.

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Financial Statements
JUNE 30, 1999

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Invesments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Small Cap Growth Stock
       2 shares (cost $2).........................  $      2
      Aggressive Growth Stock
       39,011 shares (cost $119,280)..............   143,443
      International Equity
       61,024 shares (cost $97,271)...............    98,859
      Index 400 Stock
       0 shares (cost $0).........................        --
      Growth Stock
       38,876 shares (cost $72,073)...............    95,168
      Growth and Income Stock
       57,448 shares (cost $82,928)...............    92,205
      Index 500 Stock
       72,881 shares (cost $178,292)..............   263,173
      Balanced
       83,288 shares (cost $135,310)..............   177,654
      High Yield Bond
       17,706 shares (cost $18,701)...............    16,644
      Select Bond
       12,580 shares (cost $15,175)...............    14,317
      Money Market
       49,763 shares (cost $49,591)...............    49,764
    Russell Insurance Funds
      Multi-Style Equity
       4 shares (cost $70)........................        70
      Aggressive Equity
       2 shares (cost $19)........................        19
      Non-U.S.
       0 shares (cost $1).........................         1
      Real Estate Securities
       0 shares (cost $5).........................         5
      Core Bond
       0 shares (cost $1).........................         1    $951,325
                                                    --------

Due from Sale of Fund Shares.............................       843
Due from Northwestern Mutual Life Insurance Company......       674
                                                           --------
Total Assets.............................................  $952,842
                                                           ========
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company......  $    843
  Due on Purchase of Fund Shares.........................       674
                                                           --------
      Total Liabilities..................................     1,517
                                                           --------
EQUITY (NOTE 8)
  Variable Life Policies Issued Before October 11,
    1995.................................................   435,942
  Variable Complife Policies Issued On or After
    October 11, 1995.....................................   507,755
  Variable Executive Life Policies Issued On or After
    March 2, 1998........................................     5,206
  Variable Joint Life Policies Issued On or After
    December 10, 1998....................................     2,422
                                                           --------
      Total Equity.......................................   951,325
                                                           --------
      Total Liabilities and Equity.......................  $952,842
                                                           ========

    The Accompanying Notes are an Integral Part of the Financial Statements
           (Amounts as of June 30, 1999 in these Financial Statements are prepared from unaudited figures.)

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                           SMALL CAP
                                                             GROWTH
                                                             STOCK            AGGRESSIVE GROWTH
                                     COMBINED              DIVISION #           STOCK DIVISION
                           ----------------------------   ------------   ----------------------------
                           SIX MONTHS                                    SIX MONTHS
                             ENDED                         AS OF           ENDED
                            JUNE 30,      YEAR ENDED      JUNE 30,        JUNE 30,      YEAR ENDED
                              1999        DECEMBER 31,      1999            1999        DECEMBER 31,
                           (UNAUDITED)       1998         (UNAUDITED)    (UNAUDITED)       1998
                           ------------   -------------   ------------   ------------   -------------
INVESTMENT INCOME
Dividend Income..........    $ 54,702        $ 24,922         $ --         $  4,627        $  3,287
Mortality and Expense
  Risks..................       1,720           2,755           --              253             424
Taxes....................         737           1,178           --              109             181
                             --------        --------         ----         --------        --------
Net Investment Income
  (Loss).................      52,245          20,989           --            4,265           2,682
                             --------        --------         ----         --------        --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain (Loss) on
    Investments..........       3,990           4,332           --            1,158             523
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period....      19,976          68,780           --            7,338           4,928
                             --------        --------         ----         --------        --------
  Net Gain (Loss) on
    Investments..........      23,966          73,112           --            8,496           5,451
                             --------        --------         ----         --------        --------
Increase (Decrease) in
  Equity Derived from
  Investment Activity....      76,211          94,101           --           12,761           8,133
                             --------        --------         ----         --------        --------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments.............     180,464         258,672           --           17,347          30,145
  Policy Loans,
    Surrenders, and Death
    Benefits.............     (27,176)        (37,427)          --           (4,590)         (6,454)
  Mortality and Other
    (net)................     (28,109)        (39,611)          --           (3,260)         (5,193)
  Transfers from Other
    Divisions............     105,950         133,775            2           11,383          20,371
  Transfers to Other
    Divisions............    (105,950)       (133,773)          --           (9,552)         (6,419)
                             --------        --------         ----         --------        --------
Increase in Equity
  Derived from Equity
    Transactions.........     125,179         181,636            2           11,328          32,450
                             --------        --------         ----         --------        --------
Net Increase in Equity...     201,390         275,737            2           24,089          40,583
EQUITY
  Beginning of Period....     749,935         474,198           --          119,230          78,647
                             --------        --------         ----         --------        --------
  End of Period..........    $951,325        $749,935         $  2         $143,319        $119,230
                             ========        ========         ====         ========        ========

  # The initial investments in the Small Cap Growth Stock and the Index 400 Stock Divisions were made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       18
                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                           INDEX 400
                               INTERNATIONAL EQUITY          STOCK                                            GROWTH & INCOME
                                     DIVISION              DIVISION #       GROWTH STOCK DIVISION              STOCK DIVISION
                           ----------------------------   ------------   ----------------------------   ----------------------------
                           SIX MONTHS                                    SIX MONTHS                     SIX MONTHS
                             ENDED                         AS OF           ENDED                          ENDED
                            JUNE 30,      YEAR ENDED      JUNE 30,        JUNE 30,      YEAR ENDED       JUNE 30,      YEAR ENDED
                              1999        DECEMBER 31,      1999            1999        DECEMBER 31,       1999        DECEMBER 31,
                           (UNAUDITED)       1998         (UNAUDITED)    (UNAUDITED)       1998         (UNAUDITED)       1998
                           ------------   -------------   ------------   ------------   -------------   ------------   -------------
INVESTMENT INCOME
Dividend Income..........     $13,164        $ 3,591          $ --          $ 2,344        $   956         $ 9,123        $   537
Mortality and Expense
  Risks..................         181            308            --              165            211             166            234
Taxes....................          77            132            --               70             91              71            100
                              -------        -------          ----          -------        -------         -------        -------
Net Investment Income
  (Loss).................      12,906          3,151            --            2,109            654           8,886            203
                              -------        -------          ----          -------        -------         -------        -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain (Loss) on
    Investments..........         362            284            --              443            143             303            220
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period....      (3,665)        (1,424)           --            6,337         10,533          (1,170)        10,574
                              -------        -------          ----          -------        -------         -------        -------
  Net Gain (Loss) on
    Investments..........      (3,303)        (1,140)           --            6,780         10,676            (867)        10,794
                              -------        -------          ----          -------        -------         -------        -------
Increase (Decrease) in
  Equity Derived from
  Investment Activity....       9,603          2,011            --            8,889         11,330           8,019         10,997
                              -------        -------          ----          -------        -------         -------        -------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments.............      12,499         20,672            --           10,075         12,991          11,036         14,771
  Policy Loans,
    Surrenders, and Death
    Benefits.............      (2,808)        (4,327)           --           (2,472)        (2,859)         (2,977)        (2,902)
  Mortality and Other
    (net)................      (2,349)        (3,785)           --           (2,052)        (2,494)         (2,138)        (2,847)
  Transfers from Other
    Divisions............       8,617         15,743            --           16,978         16,839          11,227         17,225
  Transfers to Other
    Divisions............      (5,052)        (5,013)           --           (2,279)        (2,015)         (3,495)        (3,106)
                              -------        -------          ----          -------        -------         -------        -------
Increase in Equity
  Derived from Equity
    Transactions.........      10,907         23,290            --           20,250         22,462          13,653         23,141
                              -------        -------          ----          -------        -------         -------        -------
Net Increase in Equity...      20,510         25,301            --           29,139         33,792          21,672         34,138
EQUITY
  Beginning of Period....      78,417         53,116            --           66,025         32,233          70,527         36,389
                              -------        -------          ----          -------        -------         -------        -------
  End of Period..........     $98,927        $78,417          $ --          $95,164        $66,025         $92,199        $70,527
                              =======        =======          ====          =======        =======         =======        =======


                                    INDEX 500
                                  STOCK DIVISION
                           ----------------------------
                           SIX MONTHS
                             ENDED
                            JUNE 30,      YEAR ENDED
                              1999        DECEMBER 31,
                           (UNAUDITED)       1998
                           ------------   -------------
INVESTMENT INCOME
Dividend Income..........    $  5,542        $  4,530
Mortality and Expense
  Risks..................         464             671
Taxes....................         199             287
                             --------        --------
Net Investment Income
  (Loss).................       4,879           3,572
                             --------        --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain (Loss) on
    Investments..........         937           1,125
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period....      19,801          31,738
                             --------        --------
  Net Gain (Loss) on
    Investments..........      20,738          32,863
                             --------        --------
Increase (Decrease) in
  Equity Derived from
  Investment Activity....      25,617          36,435
                             --------        --------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments.............      25,444          29,665
  Policy Loans,
    Surrenders, and Death
    Benefits.............      (7,497)         (8,924)
  Mortality and Other
    (net)................      (4,920)         (5,367)
  Transfers from Other
    Divisions............      38,147          37,076
  Transfers to Other
    Divisions............      (4,600)         (5,443)
                             --------        --------
Increase in Equity
  Derived from Equity
    Transactions.........      46,574          47,007
                             --------        --------
Net Increase in Equity...      72,191          83,442
EQUITY
  Beginning of Period....     191,141         107,699
                             --------        --------
  End of Period..........    $263,332        $191,141
                             ========        ========

  # The initial investments in the Small Cap Growth Stock and the Index 400 Stock Divisions were made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       19
                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                BALANCED DIVISION           HIGH YIELD BOND DIVISION         SELECT BOND DIVISION
                           ----------------------------   ----------------------------   ----------------------------
                           SIX MONTHS                     SIX MONTHS                     SIX MONTHS
                             ENDED                          ENDED                          ENDED
                            JUNE 30,      YEAR ENDED       JUNE 30,      YEAR ENDED       JUNE 30,      YEAR ENDED
                              1999        DECEMBER 31,       1999        DECEMBER 31,       1999        DECEMBER 31,
                           (UNAUDITED)       1998         (UNAUDITED)       1998         (UNAUDITED)       1998
                           ------------   -------------   ------------   -------------   ------------   -------------
INVESTMENT INCOME
Dividend Income..........    $ 17,659        $  8,344        $    18        $ 1,489         $ 1,211        $   743
Mortality and Expense
  Risks..................         340             681             32             53              29             51
Taxes....................         146             292             14             22              12             22
                             --------        --------        -------        -------         -------        -------
Net Investment Income
  (Loss).................      17,173           7,371            (28)         1,414           1,170            670
                             --------        --------        -------        -------         -------        -------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain (Loss) on
    Investments..........         844           1,893           (140)            47              83             97
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period....      (7,549)         14,317            231         (1,828)         (1,347)           (58)
                             --------        --------        -------        -------         -------        -------
  Net Gain (Loss) on
    Investments..........      (6,705)         16,210             91         (1,781)         (1,264)            39
                             --------        --------        -------        -------         -------        -------
Increase (Decrease) in
  Equity Derived from
  Investment Activity....      10,468          23,581             63           (367)            (94)           709
                             --------        --------        -------        -------         -------        -------
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments.............       9,724          17,811          2,632          3,490           1,546          2,004
  Policy Loans,
    Surrenders, and Death
    Benefits.............      (4,648)         (8,879)          (462)          (690)           (536)          (620)
  Mortality and Other
    (net)................      (2,206)         (3,232)          (445)          (641)           (268)          (250)
  Transfers from Other
    Divisions............       9,885           7,905          2,166          5,399           2,398          3,951
  Transfers to Other
    Divisions............      (3,631)         (5,398)        (1,805)        (1,476)         (1,434)        (2,217)
                             --------        --------        -------        -------         -------        -------
Increase in Equity
  Derived from Equity
    Transactions.........       9,124           8,207          2,086          6,082           1,706          2,868
                             --------        --------        -------        -------         -------        -------
Net Increase in Equity...      19,592          31,788          2,149          5,715           1,612          3,577
EQUITY
  Beginning of Period....     158,110         126,322         14,516          8,801          12,669          9,092
                             --------        --------        -------        -------         -------        -------
  End of Period..........    $177,702        $158,110        $16,665        $14,516         $14,281        $12,669
                             ========        ========        =======        =======         =======        =======

  # The initial investments in the Russell Multi-Style, Aggressive, Non-U.S., Real Estate Securities, and Core Bond Divisions were made on June 30, 1999.

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       20
                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statement of Operations and Changes in Equity
(IN THOUSANDS)

                                                            RUSSELL        RUSSELL                       RUSSELL
                                                          MULTI-STYLE     AGGRESSIVE      RUSSELL      REAL ESTATE      RUSSELL
                                                             EQUITY         EQUITY        NON-U.S.      SECURITIES     CORE BOND
                              MONEY MARKET DIVISION       DIVISION #     DIVISION #     DIVISION #     DIVISION #     DIVISION #
                           ----------------------------   ------------   ------------   ------------   ------------   ------------
                           SIX MONTHS
                             ENDED                         AS OF          AS OF          AS OF          AS OF          AS OF
                            JUNE 30,      YEAR ENDED      JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,       JUNE 30,
                              1999        DECEMBER 31,      1999           1999           1999           1999           1999
                           (UNAUDITED)       1998         (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                           ------------   -------------   ------------   ------------   ------------   ------------   ------------
INVESTMENT INCOME
Dividend Income..........    $  1,014       $   1,445         $ --           $ --           $ --           $ --           $ --
Mortality and Expense
  Risks..................          90             122           --             --             --             --             --
Taxes....................          39              51           --             --             --             --             --
                             --------       ---------         ----           ----           ----           ----           ----
Net Investment Income
  (Loss).................         885           1,272           --             --             --             --             --
                             --------       ---------         ----           ----           ----           ----           ----
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain (Loss) on
    Investments..........          --              --           --             --             --             --             --
  Unrealized Appreciation
    (Depreciation) of
    Investments
    During the Period....          --              --           --             --             --             --             --
                             --------       ---------         ----           ----           ----           ----           ----
  Net Gain (Loss) on
    Investments..........          --              --           --             --             --             --             --
                             --------       ---------         ----           ----           ----           ----           ----
Increase (Decrease) in
  Equity Derived from
  Investment Activity....         885           1,272           --             --             --             --             --
                             --------       ---------         ----           ----           ----           ----           ----
EQUITY TRANSACTIONS
  Policyowners' Net
    Payments.............      90,065         127,123           70             19              1              5              1
  Policy Loans,
    Surrenders, and Death
    Benefits.............      (1,186)         (1,772)          --             --             --             --             --
  Mortality and Other
    (net)................     (10,471)        (15,802)          --             --             --             --             --
  Transfers from Other
    Divisions............       5,147           9,266           --             --             --             --             --
  Transfers to Other
    Divisions............     (74,102)       (102,686)          --             --             --             --             --
                             --------       ---------         ----           ----           ----           ----           ----
Increase in Equity
  Derived from Equity
    Transactions.........       9,453          16,129           70             19              1              5              1
                             --------       ---------         ----           ----           ----           ----           ----
Net Increase in Equity...      10,338          17,401           70             19              1              5              1
EQUITY
  Beginning of Period....      39,300          21,899           --             --             --             --             --
                             --------       ---------         ----           ----           ----           ----           ----
  End of Period..........    $ 49,638       $  39,300         $ 70           $ 19           $  1           $  5           $  1
                             ========       =========         ====           ====           ====           ====           ====

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       21
                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
JUNE 30, 1999

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.

NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.

NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. and the Russell Insurance Funds (collectively known as "the Funds"). The shares are valued at the Fund's offering and redemption price per share. The Funds are a diversified open-end investment company registered under the Investment Company Act of 1940.

NOTE 4 -- Dividend income from the Funds is recorded on the record date of the dividends. Transactions in the Funds shares are accounted for on the trade date. The basis for determining cost on sale of the Funds shares is identified cost. Purchases and sales of the Funds shares for the period ended June 30, 1999 by each Division are shown below:

                                           PURCHASES       SALES
                                          ------------  -----------
Small Cap Growth Stock Division.........  $      2,438  $        --
Aggressive Growth Division..............    18,620,297    2,903,038
International Equity Division...........    25,024,772    1,278,144
Index 400 Stock Division................            --           --
Growth Stock Division...................    23,145,256      781,453
Growth & Income Stock Division..........    23,329,664      785,922
Index 500 Stock Division................   528,545,556    1,586,316
Balanced Division.......................    28,151,125    1,902,661
High Yield Bond Division................     2,877,703      840,133
Select Bond Division....................     4,423,175    1,512,428
Money Market Division...................    33,804,804   23,341,955
Russell Multi-Style Equity Division.....        70,358           --
Russell Aggressive Equity Division......        19,194           --
Russell Non-U.S. Division...............           588           --
Russell Real Estate Securities
  Division..............................         5,240           --
Russell Core Bond Division..............           394           --

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.

Certain deductions are also made from the annual, single or other premiums before accounts are allocated to the Account. These deductions are for
(1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.

Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.

NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 3, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual Life reserves the right to charge for taxes in the future.

NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually paid their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

                                      ---

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
(in thousands)
JUNE 30, 1999

NOTE 8 -- Equity Values by Division are shown below:

                                           VARIABLE LIFE
                                      POLICIES ISSUED BEFORE
                                         OCTOBER 11, 1995
                                            EQUITY OF:
                                     -------------------------    TOTAL
                                     POLICYOWNERS      NML        EQUITY
                                     -------------   ---------   ----------
Small Cap Growth Stock Division....     $     --     $    --     $     --
Aggressive Growth Stock Division...       45,452       3,370       48,822
International Equity Division......       36,147       2,779       38,926
Index 400 Stock Division...........           --          --           --
Growth Stock Division..............       28,201       1,528       29,729
Growth and Income Stock Division...       29,274       1,681       30,955
Index 500 Stock Division...........      114,555       5,230      119,785
Balanced Division..................      143,478       4,870      148,348
High Yield Bond Division...........        4,545         354        4,899
Select Bond Division...............        7,506         429        7,935
Money Market Division..............        6,270         273        6,543
Russell Multi-Style Equity
  Division.........................           --          --           --
Russell Aggressive Equity
  Division.........................           --          --           --
Russell Non-U.S. Division..........           --          --           --
Russell Real Estate Securities
  Division.........................           --          --           --
Russell Core Bond Division.........           --          --           --
                                        --------     -------     --------
                                        $415,428     $20,514     $435,942
                                        ========     =======     ========

                                         VARIABLE COMPLIFE
                                       POLICIES ISSUED ON OR
                                       AFTER OCTOBER 11, 1995
                                             EQUITY OF:
                                     --------------------------    TOTAL
                                     POLICYOWNERS      NML         EQUITY
                                     -------------   ----------   ----------
Small Cap Growth Stock Division....     $      2     $     --     $      2
Aggressive Growth Stock Division...       73,147       21,141       94,288
International Equity Division......       45,627       13,655       59,282
Index 400 Stock Division...........           --           --           --
Growth Stock Division..............       48,211       16,506       64,717
Growth and Income Stock Division...       45,419       15,597       61,016
Index 500 Stock Division...........      103,997       37,203      141,200
Balanced Division..................       21,445        6,879       28,324
High Yield Bond Division...........        8,596        3,011       11,607
Select Bond Division...............        4,523        1,350        5,873
Money Market Division..............       17,694       23,656       41,350
Russell Multi-Style Equity
  Division.........................           70           --           70
Russell Aggressive Equity
  Division.........................           19           --           19
Russell Non-U.S. Division..........            1           --            1
Russell Real Estate Securities
  Division.........................            5           --            5
Russell Core Bond Division.........            1           --            1
                                        --------     --------     --------
                                        $368,757     $138,998     $507,755
                                        ========     ========     ========

                                      ---

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
(in thousands)
JUNE 30, 1999

                                          VARIABLE EXECUTIVE LIFE      VARIABLE JOINT LIFE
                                           POLICIES ISSUED ON OR      POLICIES ISSUED ON OR
                                            AFTER MARCH 2, 1998      AFTER DECEMBER 10, 1998
                                          ------------------------   ------------------------
                                               TOTAL                      TOTAL
                                              EQUITY                     EQUITY
Small Cap Growth Stock Division.........           $   --                     $   --
Aggressive Growth Stock Division........              338                         56
International Equity Division...........              602                         47
Index 400 Stock Division................               --                         --
Growth Stock Division...................              638                         69
Growth and Income Stock Division........              126                        107
Index 500 Stock Division................            1,477                        672
Balanced Division.......................              967                         12
High Yield Bond Division................              132                          7
Select Bond Division....................              454                         54
Money Market Division...................              472                      1,398
Russell Multi-Style Equity Division.....               --                         --
Russell Aggressive Equity Division......               --                         --
Russell Non-U.S. Division...............               --                         --
Russell Real Estate Securities
  Division..............................               --                         --
Russell Core Bond Division..............               --                         --
                                                   ------                     ------
                                                   $5,206                     $2,422
                                                   ======                     ======

                                      ---

[LOGO]

REPORT OF INDEPENDENT ACCOUNTANTS

To The Northwestern Mutual Life Insurance Company and
Policyowners of Northwestern Mutual Variable Life Account

In our opinion, the accompanying combined statement of assets and liabilities and the related combined and separate statements of operations and changes in equity present fairly, in all material respects, the financial position of Northwestern Mutual Variable Life Account and Aggressive Growth Stock Division, International Equity Division, Growth Stock Division, Growth and Income Stock Division, Index 500 Stock Division, Balanced Division, High Yield Bond Division, Select Bond Division, and the Money Market Division thereof at December 31, 1998, the results of each of their operations and the changes in each of their equity for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned at December 31, 1998 with Northwestern Mutual Series Fund, Inc., provide a reasonable basis for the opinion expressed above.

[SIG]

Milwaukee, Wisconsin
January 25, 1999

                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Financial Statements
DECEMBER 31, 1998
STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

ASSETS
  Investments at Market Value:
    Northwestern Mutual Series Fund, Inc.
      Aggressive Growth Stock
       34,420 shares (cost $102,404)..............  $119,230
      International Equity
       46,760 shares (cost $73,163)...............    78,416
      Growth Stock
       29,383 shares (cost $49,267)...............    66,025
      Growth and Income Stock
       43,428 shares (cost $60,081)...............    70,528
      Index 500 Stock
       58,115 shares (cost $126,062)..............   191,141
      Balanced
       71,092 shares (cost $108,217)..............   158,110
      High Yield Bond
       15,509 shares (cost $16,804)...............    14,516
      Select Bond
       10,143 shares (cost $12,181)...............    12,669
      Money Market
       39,300 shares (cost $39,300)...............    39,300    $749,935
                                                    --------

Due from Sale of Fund Shares.............................        95
Due from Northwestern Mutual Life Insurance Company......       328
                                                           --------
      Total Assets.......................................  $750,358
                                                           ========
LIABILITIES
  Due to Northwestern Mutual Life Insurance Company......  $     95
  Due on Purchase of Fund Shares.........................       328
                                                           --------
      Total Liabilities..................................       423
                                                           --------
EQUITY (NOTE 8)
  Variable Life Policies Issued Before October 11,
    1995.................................................   392,772
  Variable Complife Policies Issued On or After October
    11, 1995.............................................   356,862
  Variable Executive Life Policies Issued On or After
    March 2, 1998........................................       301
                                                           --------
      Total Equity.......................................   749,935
                                                           --------
      Total Liabilities and Equity.......................  $750,358
                                                           ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       26
                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                                                 AGGRESSIVE GROWTH             INTERNATIONAL EQUITY
                                     COMBINED                     STOCK DIVISION                     DIVISION
                           -----------------------------   -----------------------------   -----------------------------
                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                              1998            1997            1998            1997            1998            1997
                           -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income..........    $  24,922        $ 24,262        $  3,287        $ 3,345         $ 3,591         $ 1,286
Mortality and Expense
  Risks..................        2,755           1,788             424            271             308             197
Taxes....................        1,178             767             181            116             132              85
                             ---------        --------        --------        -------         -------         -------
Net Investment Income....       20,989          21,707           2,682          2,958           3,151           1,004
                             ---------        --------        --------        -------         -------         -------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain on
    Investments..........        4,332           4,871             523            231             284             203
  Unrealized Appreciation
    (Depreciation) of
    Investments During
    the Period...........       68,780          42,532           4,928          5,109          (1,424)          2,358
                             ---------        --------        --------        -------         -------         -------
  Net Gain (Loss) on
    Investments..........       73,112          47,403           5,451          5,340          (1,140)          2,561
                             ---------        --------        --------        -------         -------         -------
  Increase in Equity
    Derived from
    Investment
    Activity.............       94,101          69,110           8,133          8,298           2,011           3,565
                             ---------        --------        --------        -------         -------         -------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits.............      258,672         170,672          30,145         21,502          20,672          12,656
  Policy Loans,
    Surrenders, and Death
    Benefits.............      (37,427)        (23,728)         (6,454)        (4,003)         (4,327)         (2,787)
  Mortality and Other
    (net)................      (39,611)        (28,427)         (5,193)        (3,791)         (3,785)         (2,368)
  Transfers from Other
    Divisions............      133,775          86,366          20,371         19,008          15,743          14,866
  Transfers to Other
    Divisions............     (133,773)        (86,366)         (6,419)        (4,091)         (5,013)         (2,149)
                             ---------        --------        --------        -------         -------         -------
Increase in Equity
  Derived from Equity
  Transactions...........      181,636         118,517          32,450         28,625          23,290          20,218
                             ---------        --------        --------        -------         -------         -------
Net Increase in Equity...      275,737         187,627          40,583         36,923          25,301          23,783
EQUITY
  Beginning of Year......      474,198         286,571          78,647         41,724          53,116          29,333
                             ---------        --------        --------        -------         -------         -------
  End of Year............    $ 749,935        $474,198        $119,230        $78,647         $78,417         $53,116
                             =========        ========        ========        =======         =======         =======

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       27
                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                                                  GROWTH & INCOME                    INDEX 500
                               GROWTH STOCK DIVISION              STOCK DIVISION                  STOCK DIVISION
                           -----------------------------   -----------------------------   -----------------------------
                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                              1998            1997            1998            1997            1998            1997
                           -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income..........     $   956         $ 1,413         $   537         $ 7,776         $  4,530        $  2,579
Mortality and Expense
  Risks..................         211             105             234             120              671             395
Taxes....................          91              45             100              52              287             169
                              -------         -------         -------         -------         --------        --------
Net Investment Income....         654           1,263             203           7,604            3,572           2,015
                              -------         -------         -------         -------         --------        --------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain on
    Investments..........         143             172             220             173            1,125           2,375
  Unrealized Appreciation
    (Depreciation) of
    Investments During
    the Period...........      10,533           4,151          10,574          (1,823)          31,738          17,772
                              -------         -------         -------         -------         --------        --------
  Net Gain (Loss) on
    Investments..........      10,676           4,323          10,794          (1,650)          32,863          20,147
                              -------         -------         -------         -------         --------        --------
  Increase in Equity
    Derived from
    Investment
    Activity.............      11,330           5,586          10,997           5,954           36,435          22,162
                              -------         -------         -------         -------         --------        --------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits.............      12,991           7,334          14,771           7,537           29,665          19,733
  Policy Loans,
    Surrenders, and Death
    Benefits.............      (2,859)         (1,314)         (2,902)         (1,842)          (8,924)         (5,039)
  Mortality and Other
    (net)................      (2,494)         (1,329)         (2,847)         (1,457)          (5,367)         (4,127)
  Transfers from Other
    Divisions............      16,839           8,851          17,225          10,673           37,076          20,024
  Transfers to Other
    Divisions............      (2,015)         (1,341)         (3,106)         (1,104)          (5,443)         (3,783)
                              -------         -------         -------         -------         --------        --------
Increase in Equity
  Derived from Equity
  Transactions...........      22,462          12,201          23,141          13,807           47,007          26,808
                              -------         -------         -------         -------         --------        --------
Net Increase in Equity...      33,792          17,787          34,138          19,761           83,442          48,970
EQUITY
  Beginning of Year......      32,233          14,446          36,389          16,628          107,699          58,729
                              -------         -------         -------         -------         --------        --------
  End of Year............     $66,025         $32,233         $70,527         $36,389         $191,141        $107,699
                              =======         =======         =======         =======         ========        ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       28
                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Statements of Operations and Changes in Equity
(IN THOUSANDS)

                                 BALANCED DIVISION           HIGH YIELD BOND DIVISION          SELECT BOND DIVISION
                           -----------------------------   -----------------------------   -----------------------------
                           YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED      YEAR ENDED
                           DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                              1998            1997            1998            1997            1998            1997
                           -------------   -------------   -------------   -------------   -------------   -------------
INVESTMENT INCOME
Dividend Income..........     $  8,344        $  5,105        $ 1,489          $1,370         $   743          $  436
Mortality and Expense
  Risks..................          681             558             53              29              51              35
Taxes....................          292             239             22              12              22              15
                              --------        --------        -------          ------         -------          ------
Net Investment Income....        7,371           4,308          1,414           1,329             670             386
                              --------        --------        -------          ------         -------          ------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain on
    Investments..........        1,893           1,655             47              26              97              36
  Unrealized Appreciation
    (Depreciation) of
    Investments During
    the Period...........       14,317          15,262         (1,828)           (531)            (58)            234
                              --------        --------        -------          ------         -------          ------
  Net Gain (Loss) on
    Investments..........       16,210          16,917         (1,781)           (505)             39             270
                              --------        --------        -------          ------         -------          ------
  Increase in Equity
    Derived from
    Investment
    Activity.............       23,581          21,225           (367)            824             709             656
                              --------        --------        -------          ------         -------          ------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits.............       17,811          15,394          3,490           1,922           2,004           1,820
  Policy Loans,
    Surrenders, and Death
    Benefits.............       (8,879)         (7,260)          (690)           (349)           (620)           (311)
  Mortality and Other
    (net)................       (3,232)         (3,395)          (641)           (339)           (250)           (560)
  Transfers from Other
    Divisions............        7,905           4,266          5,399           3,276           3,951           2,000
  Transfers to Other
    Divisions............       (5,398)         (4,734)        (1,476)           (425)         (2,217)           (756)
                              --------        --------        -------          ------         -------          ------
Increase in Equity
  Derived from Equity
  Transactions...........        8,207           4,271          6,082           4,085           2,868           2,193
                              --------        --------        -------          ------         -------          ------
Net Increase in Equity...       31,788          25,496          5,715           4,909           3,577           2,849
EQUITY
  Beginning of Year......      126,322         100,826          8,801           3,892           9,092           6,243
                              --------        --------        -------          ------         -------          ------
  End of Year............     $158,110        $126,322        $14,516          $8,801         $12,669          $9,092
                              ========        ========        =======          ======         =======          ======

                               MONEY MARKET DIVISION
                           -----------------------------
                           YEAR ENDED      YEAR ENDED
                           DECEMBER 31,    DECEMBER 31,
                              1998            1997
                           -------------   -------------
INVESTMENT INCOME
Dividend Income..........    $   1,445        $    952
Mortality and Expense
  Risks..................          122              78
Taxes....................           51              34
                             ---------        --------
Net Investment Income....        1,272             840
                             ---------        --------
REALIZED AND UNREALIZED
  GAIN (LOSS) ON
  INVESTMENTS
  Realized Gain on
    Investments..........           --              --
  Unrealized Appreciation
    (Depreciation) of
    Investments During
    the Period...........           --              --
                             ---------        --------
  Net Gain (Loss) on
    Investments..........           --              --
                             ---------        --------
  Increase in Equity
    Derived from
    Investment
    Activity.............        1,272             840
                             ---------        --------
EQUITY TRANSACTIONS
  Policyowners' Net
    Deposits.............      127,123          82,774
  Policy Loans,
    Surrenders, and Death
    Benefits.............       (1,772)           (823)
  Mortality and Other
    (net)................      (15,802)        (11,061)
  Transfers from Other
    Divisions............        9,266           3,402
  Transfers to Other
    Divisions............     (102,686)        (67,983)
                             ---------        --------
Increase in Equity
  Derived from Equity
  Transactions...........       16,129           6,309
                             ---------        --------
Net Increase in Equity...       17,401           7,149
EQUITY
  Beginning of Year......       21,899          14,750
                             ---------        --------
  End of Year............    $  39,300        $ 21,899
                             =========        ========

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       29
                                       --

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
DECEMBER 31, 1998

NOTE 1 -- Northwestern Mutual Variable Life Account (the "Account") is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") used to fund variable life insurance policies.
NOTE 2 -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Principal accounting policies are summarized below.
NOTE 3 -- All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc. (the "Fund"). The shares are valued at the Fund's offering and redemption price per share. The Fund is a diversified open-end investment company registered under the Investment Company Act of 1940.
NOTE 4 -- Dividend income from the Fund is recorded on the record date of the dividends. Transactions in Fund shares are accounted for on the trade date. The basis for determining cost on sale of Fund shares is identified cost. Purchases and sales of Fund shares for the year ended December 31, 1998 by each Division are shown below:

                                           PURCHASES      SALES
                                          -----------  -----------
Aggressive Growth Division..............  $36,381,397  $ 1,248,015
International Equity Division...........   27,429,118      990,001
Growth Stock Division...................   23,393,892      279,458
Growth & Income Stock
  Division..............................   24,059,882      715,896
Index 500 Stock Division................   52,625,759    2,046,627
Balanced Division.......................   20,647,579    5,068,597
High Yield Bond Division................    8,131,249      635,946
Select Bond Division....................    5,351,461    1,813,834
Money Market Division...................   47,332,350   29,930,945

NOTE 5 -- A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual. Generally, for Variable Life policies issued before October 11, 1995, and Variable Complife policies issued on or after October 11, 1995 the deduction is at an annual rate of .50% and .60%, respectively, of the net assets of the Account. A deduction for the mortality and expense risks for the Variable Executive Life policies issued on or after March 3, 1998 is determined monthly at an annual rate of .75% of the amount invested in the Account for the Policy for the first ten Policy years, and .30% thereafter. The mortality risk is that insureds may not live as long as estimated. The expense risk is that expenses of issuing and administering the policies may exceed the estimated costs.
Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for (1) sales load, (2) administrative expenses, (3) taxes and (4) a risk charge for the guaranteed minimum death benefit.
Additional mortality costs are deducted from the policy annually and are paid to Northwestern Mutual to cover the cost of providing insurance protection. This cost is actuarially calculated based upon the insured's age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy.
NOTE 6 -- Northwestern Mutual is taxed as a "life insurance company" under the Internal Revenue Code. The variable life insurance policies which are funded in the Account are taxed as part of the operations of Northwestern Mutual. Policies provide that a charge for taxes may be made against the assets of the Account. Generally, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of .20% of the Account's net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Generally, for Variable Complife policies issued on or after October 11, 1995, and for Variable Executive Life policies issued on or after March 3, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.
NOTE 7 -- The Account is credited for the policyowners' net annual premiums at the respective policy anniversary dates regardless of when policyowners actually paid their premiums. Northwestern Mutual's equity represents any unpaid portion of net annual premiums. This applies to Variable Life and Variable Complife policies only.

                                      ---

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT
Notes to Financial Statements
DECEMBER 31, 1998

(IN THOUSANDS)
NOTE 8 -- Equity Values by Division are shown below:

                                           VARIABLE LIFE
                                      POLICIES ISSUED BEFORE
                                         OCTOBER 11, 1995
                                            EQUITY OF:
                                     -------------------------    TOTAL
                                     POLICYOWNERS      NML        EQUITY
                                     -------------   ---------   ----------
Aggressive Growth Stock Division...     $ 42,391     $ 3,793     $ 46,184
International Equity Division......       32,539       3,074       35,613
Growth Stock Division..............       22,888       1,510       24,398
Growth and Income Stock Division...       26,309       1,808       28,117
Index 500 Stock Division...........       95,615       4,943      100,558
Balanced Division..................      134,029       5,006      139,035
High Yield Bond Division...........        4,916         428        5,344
Select Bond Division...............        6,911         417        7,328
Money Market Division..............        5,918         277        6,195
                                        --------     -------     --------
                                        $371,516     $21,256     $392,772
                                        ========     =======     ========

                                         VARIABLE COMPLIFE
                                       POLICIES ISSUED ON OR
                                       AFTER OCTOBER 11, 1995
                                             EQUITY OF:
                                     --------------------------    TOTAL
                                     POLICYOWNERS      NML         EQUITY
                                     -------------   ----------   ----------
Aggressive Growth Stock Division...     $ 54,132     $ 18,846     $ 72,978
International Equity Division......       31,302       11,492       42,794
Growth Stock Division..............       30,575       11,026       41,601
Growth and Income Stock Division...       30,515       11,841       42,356
Index 500 Stock Division...........       65,609       24,890       90,499
Balanced Division..................       14,142        4,909       19,051
High Yield Bond Division...........        6,565        2,594        9,159
Select Bond Division...............        4,161        1,171        5,332
Money Market Division..............       13,154       19,938       33,092
                                        --------     --------     --------
                                        $250,155     $106,707     $356,862
                                        ========     ========     ========

                                                    VARIABLE EXECUTIVE LIFE
                                                     POLICIES ISSUED ON OR
                                                      AFTER MARCH 2, 1998
                                                    ------------------------
                                                        TOTAL
                                                        EQUITY
Aggressive Growth Stock Division..................            $ 67
International Equity Division.....................              10
Growth Stock Division.............................              25
Growth and Income Stock Division..................              55
Index 500 Stock Division..........................              84
Balanced Division.................................              24
High Yield Bond Division..........................              13
Select Bond Division..............................               9
Money Market Division.............................              14
                                                              ----
                                                              $301
                                                              ====

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENT OF FINANCIAL POSITION
(IN MILLIONS)

The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual Life to meet its obligations under the Policies.

                                           DECEMBER 31,
                                          ----------------
                                           1998     1997
                                          -------  -------
ASSETS
    Bonds...............................  $34,888  $32,359
    Common and preferred stocks.........    6,576    6,524
    Mortgage loans......................   12,250   10,835
    Real estate.........................    1,481    1,372
    Policy loans........................    7,580    7,163
    Other investments...................    1,839    2,026
    Cash and temporary investments......    1,275      572
    Due and accrued investment income...      827      795
    Other assets........................    1,313    1,275
    Separate account assets.............    9,966    8,160
                                          -------  -------
        Total assets....................  $77,995  $71,081
                                          =======  =======
LIABILITIES AND SURPLUS
    Reserves for policy benefits........  $51,815  $47,343
    Policy benefit and premium
      deposits..........................    1,709    1,624
    Policyowner dividends payable.......    2,870    2,640
    Interest maintenance reserve........      606      461
    Asset valuation reserve.............    1,994    1,974
    Income taxes payable................    1,161    1,043
    Other liabilities...................    3,133    3,735
    Separate account liabilities........    9,966    8,160
                                          -------  -------
        Total liabilities...............   73,254   66,980
    Surplus.............................    4,741    4,101
                                          -------  -------
        Total liabilities and surplus...  $77,995  $71,081
                                          =======  =======

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       32
                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENT OF OPERATIONS
(IN MILLIONS)

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                      1998     1997     1996
                                     -------  -------  -------
REVENUE
    Premium income.................  $ 8,021  $ 7,294  $ 6,667
    Net investment income..........    4,536    4,171    3,836
    Other income...................      922      861      759
                                     -------  -------  -------
        Total revenue..............   13,479   12,326   11,262
                                     -------  -------  -------
BENEFITS AND EXPENSES
    Benefit payments to
      policyowners and
      beneficiaries................    3,602    3,329    2,921
    Net additions to policy benefit
      reserves.....................    4,521    4,026    3,701
    Net transfers to separate
      accounts.....................      564      566      579
                                     -------  -------  -------
        Total benefits.............    8,687    7,921    7,201
    Operating expenses.............    1,297    1,138    1,043
                                     -------  -------  -------
        Total benefits and
          expenses.................    9,984    9,059    8,244
                                     -------  -------  -------
Gain from operations before
  dividends and taxes..............    3,495    3,267    3,018
Policyowner dividends..............    2,869    2,636    2,341
                                     -------  -------  -------
Gain from operations before
  taxes............................      626      631      677
Income tax expense.................      301      356      452
                                     -------  -------  -------
Net gain from operations...........      325      275      225
Net realized capital gains.........      484      414      395
                                     -------  -------  -------
        Net income.................  $   809  $   689  $   620
                                     =======  =======  =======

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       33
                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CHANGES IN SURPLUS
(IN MILLIONS)

                                       FOR THE YEAR ENDED
                                         DECEMBER 31,
                                     ----------------------
                                      1998    1997    1996
                                     ------  ------  ------
BEGINNING OF YEAR BALANCE..........  $4,101  $3,515  $2,786
  Net income.......................     809     689     620
  Increase (decrease) in net
    unrealized gains...............    (147)    576     295
  Increase in investment
    reserves.......................     (20)   (526)   (176)
  Other, net.......................      (2)   (153)    (10)
                                     ------  ------  ------
  Net increase in surplus..........     640     586     729
                                     ------  ------  ------
END OF YEAR BALANCE................  $4,741  $4,101  $3,515
                                     ======  ======  ======

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       34
                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
CONSOLIDATED STATEMENT OF CASH FLOWS
(IN MILLIONS)

                                        FOR THE YEAR ENDED
                                           DECEMBER 31,
                                     -------------------------
                                      1998     1997     1996
                                     -------  -------  -------
CASH FLOWS FROM OPERATING
  ACTIVITIES
  Insurance and annuity premiums...  $ 8,876  $ 8,093  $ 7,361
  Investment income received.......    4,216    3,928    3,634
  Disbursement of policy loans, net
    of repayments..................     (416)    (360)    (326)
  Benefits paid to policyowners and
    beneficiaries..................   (3,572)  (3,316)  (2,912)
  Net transfers to separate
    accounts.......................     (564)    (565)    (579)
  Policyowner dividends paid.......   (2,639)  (2,347)  (2,105)
  Operating expenses and taxes.....   (1,749)  (1,722)  (1,663)
  Other, net.......................      (83)     124      (59)
                                     -------  -------  -------
    NET CASH PROVIDED BY OPERATING
      ACTIVITIES...................    4,069    3,835    3,351
                                     -------  -------  -------
CASH FLOWS FROM INVESTING
  ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD OR
    MATURED
    Bonds..........................   28,720   38,284   31,942
    Common and preferred stocks....   10,359    9,057    4,570
    Mortgage loans.................    1,737    1,012    1,253
    Real estate....................      159      302      178
    Other investments..............      768      398      316
                                     -------  -------  -------
                                      41,743   49,053   38,259
                                     -------  -------  -------
  COST OF INVESTMENTS ACQUIRED
    Bonds..........................   30,873   41,169   35,342
    Common and preferred stocks....    9,642    9,848    4,463
    Mortgage loans.................    3,135    2,309    2,455
    Real estate....................      268      202      125
    Other investments..............      567      359      255
                                     -------  -------  -------
                                      44,485   53,887   42,640
                                     -------  -------  -------
  NET INCREASE (DECREASE) IN
    SECURITIES LENDING AND OTHER...     (624)     440    1,617
                                     -------  -------  -------
    NET CASH USED IN INVESTING
      ACTIVITIES...................   (3,366)  (4,394)  (2,764)
                                     -------  -------  -------
NET INCREASE (DECREASE) IN CASH AND
  TEMPORARY INVESTMENTS............      703     (559)     587
CASH AND TEMPORARY INVESTMENTS,
  BEGINNING OF YEAR................      572    1,131      544
                                     -------  -------  -------
CASH AND TEMPORARY INVESTMENTS, END
  OF YEAR..........................  $ 1,275  $   572  $ 1,131
                                     =======  =======  =======

    The Accompanying Notes are an Integral Part of the Financial Statements

                                       35
                                       --

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996

1. PRINCIPAL ACCOUNTING POLICIES

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company ("Company") and its wholly-owned life insurance subsidiary, Northwestern Long Term Care Insurance Company ("Subsidiary"). The Company and its Subsidiary offer life, annuity, disability income and long term care products to the personal, business, estate and tax-qualified markets.

The consolidated financial statements have been prepared using accounting policies prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting").

In 1998, the National Association of Insurance Commissioners ("NAIC") adopted the Codification of Statutory Accounting Principles, which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC is now considering amendments to the codification guidance that would also be effective upon its planned implementation effective January 1, 2001. It is expected that the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI") will adopt the codification, but it is not known whether the OCI will make any changes to that guidance. The potential effect of the codification on the Company will depend upon the guidance adopted by the OCI.

Financial statements prepared on the statutory basis of accounting vary from financial statements prepared on the basis of Generally Accepted Accounting Principles ("GAAP") primarily because on a GAAP basis (1) policy acquisition costs are deferred and amortized, (2) investment valuations and insurance reserves are based on different assumptions, (3) funds received under deposit-type contracts are not reported as premium revenue, and (4) deferred taxes are provided for temporary differences between book and tax basis of certain assets and liabilities. The effects on the financial statements of the differences between the statutory basis of accounting and GAAP are material to the Company.

The preparation of financial statements in conformity with the statutory basis of accounting requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual future results could differ from these estimates.

INVESTMENTS

The Company's investments are valued on the following bases:

Bonds                           --   Amortized cost using the interest method; loan-backed and
                                     structured securities are amortized using estimated
                                     prepayment rates and, generally, the prospective adjustment method
Common and preferred stocks     --   Common stocks are carried at fair value, preferred stocks
                                     are generally carried at cost, and unconsolidated
                                     subsidiaries are recorded using the equity method
Mortgage loans                  --   Amortized cost
Real estate                     --   Lower of cost, less depreciation and encumbrances, or
                                     estimated net realizable value
Policy loans                    --   Unpaid principal balance, which approximates fair value
Other investments               --   Consists primarily of joint venture investments which are
                                     valued at equity in ventures' net assets
Cash and temporary investments  --   Amortized cost, which approximates fair value

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996

TEMPORARY INVESTMENTS

Temporary investments consist of debt securities that have maturities of one year or less at acquisition.

NET INVESTMENT INCOME

Net investment income includes interest and dividends received or due and accrued on debt securities and stocks, equity in unconsolidated subsidiaries' earnings and the Company's share of joint venture income. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and costs associated with securities lending.

INTEREST MAINTENANCE RESERVE

The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of tax, on fixed income investments resulting from changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the approximate remaining term to maturity of the investment sold.

INVESTMENT RESERVES

The Company is required to maintain an asset valuation reserve ("AVR"). The AVR establishes a general reserve for invested asset valuation using a formula prescribed by state regulations. The AVR is designed to stabilize surplus against potential declines in the value of investments. In addition, the Company maintained a $200 million voluntary investment reserve at December 31, 1998 and 1997 to absorb potential investment losses exceeding those considered by the AVR formula. Increases or decreases in these investment reserves are recorded directly to surplus.

SEPARATE ACCOUNTS

Separate account assets and related policy liabilities represent the segregation of funds deposited by "variable" life insurance and annuity policyowners. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of Company-managed mutual funds. Variable product policyowners also have the option to invest in a fixed interest rate annuity in the general account of the Company. Separate account assets are reported at fair value.

PREMIUM REVENUE AND OPERATING EXPENSES

Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity and disability income premiums are recognized when received by the Company. Operating expenses, including costs of acquiring new policies, are charged to operations as incurred.

OTHER INCOME

Other income includes considerations on supplementary contracts, ceded reinsurance expense allowances and miscellaneous policy charges.

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996

BENEFIT PAYMENTS TO POLICYOWNERS AND BENEFICIARIES

Benefit payments to policyowners and beneficiaries include death, surrender and disability benefits, matured endowments and supplementary contract payments.

RESERVES FOR POLICY BENEFITS

Reserves for policy benefits are determined using actuarial estimates based on mortality and morbidity experience tables and valuation interest rates prescribed by the Office of the Commissioner of Insurance of the State of Wisconsin. See Note 3.

POLICYOWNER DIVIDENDS

Almost all life insurance policies, and certain annuity and disability income policies, issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies in the following fiscal year, which are accrued and charged to operations when approved.

RECLASSIFICATION

Certain financial statement balances for 1997 and 1996 have been reclassified to conform to the current year presentation.

2. INVESTMENTS

DEBT SECURITIES

Debt securities consist of all bonds and fixed-maturity preferred stocks. The estimated fair values of debt securities are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models. The Company records unrealized losses for debt securities considered impaired.

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996

Statement value, which principally represents amortized cost, and estimated fair value of the Company's debt securities at December 31, 1998 and 1997 were as follows:

                                                                RECONCILIATION TO ESTIMATED FAIR VALUE
                                                                ---------------------------------------
                                                                 GROSS          GROSS         ESTIMATED
                                                    STATEMENT   UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 1998                                    VALUE      APPRECIATION   DEPRECIATION    VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                      (IN MILLIONS)
US Government and political obligations...........  $ 3,904       $  461          $ (11)      $ 4,354
Mortgage-backed securities........................    7,357          280            (15)        7,622
Corporate and other debt securities...............   23,627        1,240           (382)       24,485
                                                    -------       ------          -----       -------
                                                     34,888        1,981           (408)       36,461
Preferred stocks..................................      189            4             (1)          192
                                                    -------       ------          -----       -------
Total.............................................  $35,077       $1,985          $(409)      $36,653
                                                    =======       ======          =====       =======


                                                                RECONCILIATION TO ESTIMATED FAIR VALUE
                                                                ---------------------------------------
                                                                 GROSS          GROSS         ESTIMATED
                                                    STATEMENT   UNREALIZED     UNREALIZED      FAIR
DECEMBER 31, 1997                                    VALUE      APPRECIATION   DEPRECIATION    VALUE
--------------------------------------------------  ---------   ------------   ------------   ---------
                                                                      (IN MILLIONS)
US Government and political obligations...........  $ 3,695       $  336          $  (3)      $ 4,028
Mortgage-backed securities........................    7,015          264             (4)        7,275
Corporate and other debt securities...............   21,649        1,098           (208)       22,539
                                                    -------       ------          -----       -------
                                                     32,359        1,698           (215)       33,842
Preferred stocks..................................      167            4             (2)          169
                                                    -------       ------          -----       -------
Total.............................................  $32,526       $1,702          $(217)      $34,011
                                                    =======       ======          =====       =======

The statement value of debt securities by contractual maturity at December 31, 1998 and 1997 is shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                    DECEMBER 31,   DECEMBER 31,
                                                      1998           1997
                                                    ------------   ------------
                                                          (IN MILLIONS)
Due in one year or less...........................    $   655        $   605
Due after one year through five years.............      5,031          4,878
Due after five years through ten years............     10,286          9,760
Due after ten years...............................     11,748         10,268
                                                      -------        -------
                                                       27,720         25,511
Mortgage-backed securities........................      7,357          7,015
                                                      -------        -------
                                                      $35,077        $32,526
                                                      =======        =======

STOCKS

The estimated fair values of common and perpetual preferred stocks are based upon quoted market prices, if available. For securities not actively traded, fair values are estimated using independent pricing services or internally developed pricing models.

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996

The adjusted cost of common and preferred stock held by the Company at December 31, 1998 and 1997 was $4.8 billion and $5.0 billion, respectively.

MORTGAGE LOANS AND REAL ESTATE

Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of geographic locations and types of collateral properties.

The fair value of mortgage loans as of December 31, 1998 and 1997 was approximately $12.9 billion and $11.5 billion, respectively. The fair value of the mortgage loan portfolio is estimated by discounting the future estimated cash flows using current interest rates of debt securities with similar credit risk and maturities, or utilizing net realizable values.

At December 31, 1998 and 1997, real estate includes $61 million acquired through foreclosure at each date and $120 million and $124 million, respectively, of home office real estate. In 1998, 1997 and 1996, the Company recorded unrealized losses of $5 million, $2 million and $43 million, respectively, for the excess of statement value over fair value of certain real estate investments and mortgage loans.

REALIZED GAINS AND LOSSES

Realized investment gains and losses for the years ended December 31, 1998, 1997 and 1996 were as follows:

                                      FOR THE YEAR ENDED               FOR THE YEAR ENDED               FOR THE YEAR ENDED
                                      DECEMBER 31, 1998                DECEMBER 31, 1997                DECEMBER 31, 1996
                                ------------------------------   ------------------------------   ------------------------------
                                                        NET                             NET                               NET
                                                      REALIZED                         REALIZED                         REALIZED
                                REALIZED   REALIZED    GAINS     REALIZED   REALIZED   GAINS      REALIZED   REALIZED    GAINS
                                 GAINS     LOSSES     (LOSSES)    GAINS     LOSSES     (LOSSES)    GAINS     LOSSES     (LOSSES)
                                --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                         (IN MILLIONS)
Bonds.........................  $   514     $ (231)    $  283    $   518     $ (269)    $ 249     $   396     $ (383)    $   13
Common and preferred stocks...      885       (240)       645        533       (150)      383         580       (115)       465
Mortgage loans................       18        (11)         7         14        (14)        -           2        (15)       (13)
Real estate...................       41          -         41        100         (2)       98          36          -         36
Other investments.............      330       (267)        63        338       (105)      233         204        (51)       153
                                -------     ------     ------    -------     ------     -----     -------     ------     ------
                                  1,788       (749)     1,039      1,503       (540)      963       1,218       (564)       654
                                -------     ------     ------    -------     ------     -----     -------     ------     ------
Less: Capital gains taxes.....                            358                             340                               224
Less: IMR deferrals...........                            197                             209                                35
                                                       ------                           -----                            ------
Net realized capital gains....                         $  484                           $ 414                            $  395
                                                       ======                           =====                            ======

SECURITIES LENDING

The Company has entered into a securities lending agreement whereby certain securities are loaned to third parties, primarily major brokerage firms. The Company's policy requires a minimum of 102 percent of the fair value of the loaned securities as collateral, calculated on a daily basis in the form of either cash or securities. Collateral assets received and related liability due to counterparties of $1.5 billion are included in the consolidated

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996

statements of financial position for each of the periods ended at December 31, 1998 and 1997, and approximate the statement value of securities loaned at those dates.

INVESTMENT IN MGIC

The Company owns 11.0% (11.9 million shares) of the outstanding common stock of MGIC Investment Corporation ("MGIC"). This investment is accounted for using the equity method. At December 31, 1998 and 1997, the fair value of the Company's investment in MGIC exceeded the statement value of $180 million and $273 million, respectively, by $296 million and $768 million, respectively.

In July 1995, the Company entered into a forward contract with a brokerage firm to deliver 8.9 million to 10.7 million shares of MGIC (or cash in an amount equal to the market value of the MGIC shares at contract maturity) in August, 1998, in exchange for a fixed cash payment of $247 million ($24 per share). The Company's objective in entering into the forward contract was to hedge against depreciation in the value of its MGIC holdings during the contract period below the initial spot price of $24, while partially participating in appreciation, if any, during the forward contract's duration. In August 1998, the Company delivered 8.9 million shares to settle the forward contract. In conjunction with the settlement, the Company recorded a $114 million realized gain.

DERIVATIVE FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions to reduce its exposure to fluctuations in interest rates, foreign currency exchange rates and market volatility. These hedging strategies include the use of forwards, futures, options and swaps.

The Company held the following positions for hedging purposes at December 31, 1998 and 1997:

                                                    NOTIONAL AMOUNTS
                                               ---------------------------
                                                     (IN MILLIONS)
                                               DECEMBER 31,      DECEMBER 31,
DERIVATIVE FINANCIAL INSTRUMENT                  1998           1997                         RISKS REDUCED
---------------------------------------------  ------------   ------------   ---------------------------------------------
Foreign Currency Forward                                                     Currency exposure on foreign-denominated
 Contracts...................................      $601           $564       investments.
Common Stock Futures.........................       657            327       Stock market price fluctuation.
Bond Futures.................................       379             95       Bond market price fluctuation.
Options to acquire Interest Rate Swaps.......       419            530       Interest rates payable on certain annuity and
                                                                             insurance contracts.
Foreign Currency and Interest Rate Swaps.....        94            209       Interest rates on variable rate notes and
                                                                             currency exposure on foreign-denominated
                                                                             bonds.

The notional or contractual amounts of derivative financial instruments are used to denominate these types of transactions and do not represent the amounts exchanged between the parties.

In addition to the use of derivatives for hedging purposes, equity swaps were held for investment purposes during 1997 and 1998. The notional amount of equity swaps outstanding at December 31, 1998 and 1997 was $188 million and $143 million, respectively.

Foreign currency forwards, foreign currency swaps, stock futures and equity swaps are reported at fair value. Resulting gains and losses on these contracts are unrealized until expiration of the contract. There is no statement

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996

value reported for interest rate swaps, bond futures and options to acquire interest rate swaps prior to the settlement of the contract, at which time realized gains and losses are deferred to IMR. Changes in the value of derivative instruments are expected to offset gains and losses on the hedged investments. During 1998, net realized and unrealized gains on investments were partially offset by net realized losses of $104 million and net unrealized losses of $58 million on derivative instruments. The effect of derivative instruments in 1997 and 1996 was not material to the Company's results of operations.

3. RESERVES FOR POLICY BENEFITS

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method with interest rates ranging from 3 1/2% to 5 1/2%. Other life policy reserves are primarily based on the net level premium method employing various mortality tables at interest rates ranging from 2% to 4 1/2%.

Deferred annuity reserves on contracts issued since 1985 are valued primarily using the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present values of expected benefit payments at interest rates ranging from 3 1/2% to 7 1/2%.

Active life reserves for disability income ("DI") policies issued since 1987 are primarily based on the two-year preliminary term method using a 4% interest rate and the 1985 Commissioner's Individual Disability Table A ("CIDA") for morbidity. Active life reserves for prior DI policies are based on the net level premium method, a 3% to 4% interest rate and the 1964 Commissioner's Disability Table for morbidity. Disabled life reserves for DI policies are based on the present values of expected benefit payments primarily using the 1985 CIDA (modified for Company experience in the first two years of disability) with interest rates ranging from 3% to 5 1/2%.

Use of these actuarial tables and methods involves estimation of future mortality and morbidity based on past experience. Actual future experience could differ from these estimates.

4. EMPLOYEE AND AGENT BENEFIT PLANS

The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and agents. The expense associated with these plans is generally recorded by the Company in the period contributions to the plans are funded. As of January 1, 1998, the most recent actuarial valuation date available, the qualified defined benefit plans were fully funded. The Company recorded a liability of $98 million and $87 million for nonqualified defined benefit plans at December 31, 1998 and 1997, respectively. In addition, the Company has a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for all full-time agents. The Company's contributions are expensed in the period contributions are made to the plans. The Company recorded $29 million, $27 million and $25 million of total expense related to its defined benefit and defined contribution plans for the years ended December 31, 1998, 1997 and 1996, respectively. The defined benefit and defined contribution plans' assets of $1.9 billion and $1.7 billion at December 31, 1998 and 1997, respectively, were primarily invested in the separate accounts of the Company.

In addition to pension and retirement benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age while working for the Company. Postretirement benefit costs for the years ended December 31, 1998, 1997 and 1996 were a net expense (benefit) of $1.8 million, ($1.3) million and

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996
($12.0) million, respectively. Net benefits were primarily a result of favorable differences between actuarial assumptions and actual experience.

                                   DECEMBER 31,          DECEMBER 31,
                                        1998                  1997
                                --------------------  --------------------
Unfunded postretirement
 benefit obligation for
 retirees and other fully
 eligible employees (Accrued
 in statement of financial
 position)....................  $35 million           $34 million
Estimated postretirement
 benefit obligation for active
 non-vested employees (Not
 accrued until employee
 vests).......................  $56 million           $50 million
Discount rate.................  7%                    7%
Health care cost trend rate...  10% to an ultimate    10% to an ultimate
                                5%, declining 1% for  5%, declining 1% for
                                5 years               5 years

If the health care cost trend rate assumptions were increased by 1%, the accrued postretirement benefit obligation as of December 31, 1998 and 1997 would have been increased by $5 million and $4 million, respectively.

At December 31, 1998 and 1997, the recorded postretirement benefit obligation was reduced by $23 million and $20 million, respectively, for assets funded for postretirement health care benefits.

5. REINSURANCE

In the normal course of business, the Company seeks to limit its exposure to loss on any single insured and to recover a portion of benefits paid by ceding to reinsurers under excess coverage and coinsurance contracts. The Company retains a maximum of $25 million of coverage per individual life and $35 million maximum of coverage per joint life. The Company has an excess reinsurance contract for disability income policies with retention limits varying based upon on coverage type.

The amounts shown in the accompanying consolidated financial statements are net of reinsurance. Policy benefit reserves at December 31, 1998 and 1997 were reported net of ceded reserves of $518 million and $435 million, respectively. The effect of reinsurance on premiums and benefits for the years ended
December 31, 1998, 1997 and 1996 was as follows:

                                                     1998      1997      1996
                                                    -------   -------   -------
                                                          (IN MILLIONS)
Direct premiums...................................  $8,426    $7,647    $7,064
Premiums ceded....................................    (405)     (353)     (397)
                                                    ------    ------    ------
Net premium revenue...............................  $8,021    $7,294    $6,667
                                                    ======    ======    ======
Benefits to policyowners and beneficiaries........  $8,869    $8,057    $7,348
Benefits ceded....................................    (182)     (136)     (147)
                                                    ------    ------    ------
Net benefits to policyowners and beneficiaries....  $8,687    $7,921    $7,201
                                                    ======    ======    ======

                                      ---

                 THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 1998, 1997 AND 1996

In addition, the Company received $121 million, $115 million and $93 million for the years ended December 31, 1998, 1997 and 1996, respectively, from reinsurers representing allowances for reimbursement of commissions and other expenses. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company; consequently, allowances are established for amounts deemed uncollectible. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

6. INCOME TAXES

Provisions for income taxes are based on current income tax payable without recognition of deferred taxes. The Company files a consolidated life-nonlife federal income tax return. Federal income tax returns for years through 1988 are closed as to further assessment of tax. Adequate provision has been made in the financial statements for any additional taxes which may become due with respect to the open years.

The Company's effective tax rate on gains from operations before taxes for the years ended December 31, 1998, 1997 and 1996 was 48%, 56%, and 67% respectively. The Company's effective tax rate exceeds the federal corporate rate of 35% primarily because, (1) the Company pays a tax that is assessed only on the surplus of mutual life insurance companies ("equity tax"), and (2) the Company must capitalize and amortize (as opposed to immediately deducting) an amount deemed to represent the cost of acquiring new business ("DAC tax").

7. ACQUISITION OF FRANK RUSSELL COMPANY

Pursuant to an Agreement and Plan of Merger, dated as of August 10, 1998, the Company acquired Frank Russell Company effective January 1, 1999 for a purchase price of approximately $950 million. Frank Russell is a leading investment management and consulting firm, providing investment advice, analytical tools and investment vehicles to institutional and individual investors in more than 30 countries.

In connection with its acquisition of Frank Russell Company, the Company will be required in 1999 to charge-off directly from surplus approximately
$341 million, which represents the amount of acquisition goodwill less 10% of the Company's surplus at December 31, 1998. In addition, the Company will request permission from the OCI to charge-off the remaining $474 million of acquisition goodwill in 1999 and currently intends to do so.

In connection with the acquisition, the Company has unconditionally guaranteed certain debt obligations of Frank Russell Company, including $350 million of senior notes and up to $150 million of other credit facilities.

8. CONTINGENCIES

The Company has guaranteed certain obligations of its affiliates. These guarantees totaled approximately $133 million at December 31, 1998 and are generally supported by the underlying net asset values of the affiliates.

In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.1 billion at December 31, 1998 and were extended at market interest rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, any losses resulting from such actions would not have a material effect on the Company's financial position.

                                      ---

                                  [LETTERHEAD]

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of
December 31, 1998 and 1997, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1, these consolidated financial statements were prepared in conformity with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from generally accepted accounting principles. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with generally accepted accounting principles. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1998 and 1997, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 1998 because of the effects of the variances between the statutory basis of accounting and generally accepted accounting principles referred to in the preceding paragraph and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary at December 31, 1998 and 1997 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1998, on the basis of accounting described in Note 1.

[/S/ PRICEWATERHOUSECOOPERS LLP]

January 25, 1999

                                       --

APPENDIX

ILLUSTRATIONS OF DEATH BENEFITS, CASH VALUES AND ACCUMULATED PREMIUMS. The tables on the following pages illustrate how the death benefit and cash value for a Policy would vary over time based on hypothetical investment results. The tables assume gross investment return rates of 0%, 6% and 12% on assets of the Account. The Policies illustrated are on a sex-neutral basis, age 45, $500,000 Specified Amount and death benefit Option A with a $10,000 annual planned premium. These illustrations, on pages 47-50, are for a Policy issued to a guaranteed issue, non-Tobacco risk using 1) the guideline premium/cash value corridor test, and 2) the cash value accumulation test for the definition of life insurance, based on both current charges and on maximum charges.

The death benefits and cash values would be different from those shown if the gross investment return rate averaged 0%, 6% or 12%, but fluctuated over and under the average rate at various points in time. The values would also be different, depending on the Account divisions selected by the owner of the Policy, if the Portfolio or Funds return rate averaged 0%, 6% or 12%, but the rates for each individual Portfolio or Fund varied over and under the average.

The amounts shown as the death benefits and cash values reflect the deductions from premiums and deductions from Policy Value. The amounts shown as the cash values reflect the fact that the Company will refund a portion of the sales load for a policy surrendered during the first three years. The amounts shown also reflect the average of the investment advisory fees and other expenses applicable to each of the Portfolios and Funds at the annual rate of .66% of their net assets. In calculating this average rate we used the actual expenses for 1998 for the nine Portfolios which were in operation, and estimated expense ratios which we expect the two new Portfolios and five Funds to incur in 1999 on an annualized basis. See "The Funds", p. 4. Thus the 0%, 6% and 12% gross hypothetical return rates on the Fund's assets are equivalent to the net rates of -.66%, 5.34% and 11.34% on the assets of the Account.

The second column of each table shows the amount which would accumulate if an amount equal to the annual premium were invested to earn interest, after taxes, at a 5% interest rate compounded annually.

The death benefits and corresponding cash values shown on pages 47 and 49 illustrate benefits which would be paid if investment returns of 0%, 6% and 12% are realized, if mortality and expense experience in the future is as currently experienced. HOWEVER, CURRENT MONTHLY COST OF INSURANCE AND EXPENSE CHARGES MAY CHANGE SUBJECT TO THE STATED MAXIMUM CHARGES.

A comparable illustration based on a proposed insured's age, sex and risk classification and proposed face amount or premium is available upon request.

                                       --

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
            SEX-NEUTRAL ISSUE AGE 45 -- GUARANTEED ISSUE NON-TOBACCO
                           $500,000 SPECIFIED AMOUNT
                             DEATH BENEFIT OPTION A
                             $10,000 ANNUAL PREMIUM
                  GUIDELINE PREMIUM / CASH VALUE CORRIDOR TEST

                                CURRENT CHARGES

                                                      DEATH BENEFIT                       CASH VALUE
                                            ---------------------------------  ---------------------------------
                                PREMIUM
                              ACCUMULATED      ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                                 AT 5%         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
          END OF               INTEREST     ---------------------------------  ---------------------------------
        POLICY YEAR            PER YEAR        0%          6%         12%         0%          6%         12%
---------------------------  -------------  ---------  ----------  ----------  ---------  ----------  ----------
1..........................        10,500     500,000     500,000     500,000      8,650       9,107       9,565
2..........................        21,525     500,000     500,000     500,000     16,536      17,949      19,417
3..........................        33,101     500,000     500,000     500,000     23,812      26,697      29,812
4..........................        45,256     500,000     500,000     500,000     30,428      35,317      40,805
5..........................        58,019     500,000     500,000     500,000     37,850      45,288      53,974
6..........................        71,420     500,000     500,000     500,000     45,075      55,625      68,446
7..........................        85,491     500,000     500,000     500,000     52,485      66,750      84,791
8..........................       100,266     500,000     500,000     500,000     59,705      78,307     102,797
9..........................       115,779     500,000     500,000     500,000     66,689      90,271     122,605
10.........................       132,068     500,000     500,000     500,000     73,496     102,722     144,471
15.........................       226,575     500,000     500,000     500,000    106,079     175,967     299,370
20 (age 65)................       347,193     500,000     500,000     686,313    132,415     267,160     562,551
25.........................       501,135     500,000     500,000   1,162,093    150,098     383,527   1,001,804
30.........................       697,608     500,000     574,705   1,855,317    152,295     537,107   1,733,941
35.........................       948,363     500,000     770,513   3,108,671    124,530     733,822   2,960,639
40.........................     1,268,398     500,000   1,025,331   5,225,510     29,011     976,505   4,976,676
45.........................     1,676,852           0   1,330,468   8,637,029          0   1,267,113   8,225,741

ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

THE CASH VALUES SHOWN IN THIS ILLUSTRATION FOR POLICY YEARS 1, 2, AND 3 ARE NOT CORRECT FOR POLICIES SOLD IN NEW JERSEY. SEE "CASH VALUE", p. 8. A CORRECTED ILLUSTRATION IS AVAILABLE UPON REQUEST.

                                       --

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
            SEX-NEUTRAL ISSUE AGE 45 -- GUARANTEED ISSUE NON-TOBACCO
                           $500,000 SPECIFIED AMOUNT
                             DEATH BENEFIT OPTION A
                             $10,000 ANNUAL PREMIUM
                  GUIDELINE PREMIUM / CASH VALUE CORRIDOR TEST

                               GUARANTEED CHARGES

                                                          DEATH BENEFIT                       CASH VALUE
                                                 --------------------------------  --------------------------------
                                     PREMIUM
                                   ACCUMULATED     ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                      AT 5%        ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
             END OF                 INTEREST     --------------------------------  --------------------------------
          POLICY YEAR               PER YEAR        0%         6%         12%         0%         6%         12%
--------------------------------  -------------  ---------  ---------  ----------  ---------  ---------  ----------
1...............................        10,500     500,000    500,000     500,000      7,235      7,646       8,059
2...............................        21,525     500,000    500,000     500,000     13,556     14,787      16,070
3...............................        33,101     500,000    500,000     500,000     19,182     21,648      24,320
4...............................        45,256     500,000    500,000     500,000     24,123     28,247      32,896
5...............................        58,019     500,000    500,000     500,000     29,734     35,945      43,234
6...............................        71,420     500,000    500,000     500,000     35,070     43,805      54,483
7...............................        85,491     500,000    500,000     500,000     40,461     52,188      67,121
8...............................       100,266     500,000    500,000     500,000     45,536     60,731      80,897
9...............................       115,779     500,000    500,000     500,000     50,305     69,452      95,954
10..............................       132,068     500,000    500,000     500,000     54,669     78,269     112,358
15..............................       226,575     500,000    500,000     500,000     70,430    124,252     221,623
20 (age 65).....................       347,193     500,000    500,000     500,000     73,324    172,853     403,530
25..............................       501,135     500,000    500,000     818,835     54,587    221,356     705,893
30..............................       697,608           0    500,000   1,274,359          0    267,336   1,190,990
35..............................       948,363           0    500,000   2,077,499          0    303,894   1,978,571
40..............................     1,268,398           0    500,000   3,378,145          0    322,617   3,217,281
45..............................     1,676,852           0    500,000   5,377,664          0    282,033   5,121,585

ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

THE CASH VALUES SHOWN IN THIS ILLUSTRATION FOR POLICY YEARS 1, 2, AND 3 ARE NOT CORRECT FOR POLICIES SOLD IN NEW JERSEY. SEE "CASH VALUE", p. 8. A CORRECTED ILLUSTRATION IS AVAILABLE UPON REQUEST.

                                       --

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
            SEX-NEUTRAL ISSUE AGE 45 -- GUARANTEED ISSUE NON-TOBACCO
                           $500,000 SPECIFIED AMOUNT
                             DEATH BENEFIT OPTION A
                             $10,000 ANNUAL PREMIUM
                          CASH VALUE ACCUMULATION TEST

                                CURRENT CHARGES

                                                      DEATH BENEFIT                       CASH VALUE
                                            ---------------------------------  ---------------------------------
                                PREMIUM
                              ACCUMULATED      ASSUMING HYPOTHETICAL GROSS        ASSUMING HYPOTHETICAL GROSS
                                 AT 5%         ANNUAL INVESTMENT RETURN OF        ANNUAL INVESTMENT RETURN OF
          END OF               INTEREST     ---------------------------------  ---------------------------------
        POLICY YEAR            PER YEAR        0%          6%         12%         0%          6%         12%
---------------------------  -------------  ---------  ----------  ----------  ---------  ----------  ----------
1..........................        10,500     500,000     500,000     500,000      8,650       9,107       9,565
2..........................        21,525     500,000     500,000     500,000     16,536      17,949      19,417
3..........................        33,101     500,000     500,000     500,000     23,812      26,697      29,812
4..........................        45,256     500,000     500,000     500,000     30,428      35,317      40,805
5..........................        58,019     500,000     500,000     500,000     37,850      45,288      53,974
6..........................        71,420     500,000     500,000     500,000     45,075      55,625      68,446
7..........................        85,491     500,000     500,000     500,000     52,485      66,750      84,791
8..........................       100,266     500,000     500,000     500,000     59,705      78,307     102,797
9..........................       115,779     500,000     500,000     500,000     66,689      90,271     122,605
10.........................       132,068     500,000     500,000     500,000     73,496     102,722     144,471
15.........................       226,575     500,000     500,000     596,989    106,079     175,967     298,924
20 (age 65)................       347,193     500,000     500,000     970,030    132,415     267,160     551,055
25.........................       501,135     500,000     598,451   1,502,610    150,098     380,699     955,870
30.........................       697,608     500,000     731,964   2,266,834    152,295     514,753   1,594,151
35.........................       948,363     500,000     874,576   3,376,804    124,530     667,887   2,578,764
40.........................     1,268,398     500,000   1,023,301   4,967,770     29,011     836,600   4,061,401
45.........................     1,676,852           0   1,176,221   7,227,052          0   1,013,903   6,229,718

ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

THE CASH VALUES SHOWN IN THIS ILLUSTRATION FOR POLICY YEARS 1, 2, AND 3 ARE NOT CORRECT FOR POLICIES SOLD IN NEW JERSEY. SEE "CASH VALUE", p. 8. A CORRECTED ILLUSTRATION IS AVAILABLE UPON REQUEST.

                                       --

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
            SEX-NEUTRAL ISSUE AGE 45 -- GUARANTEED ISSUE NON-TOBACCO
                           $500,000 SPECIFIED AMOUNT
                             DEATH BENEFIT OPTION A
                             $10,000 ANNUAL PREMIUM
                          CASH VALUE ACCUMULATION TEST

                               GUARANTEED CHARGES

                                                          DEATH BENEFIT                       CASH VALUE
                                                 --------------------------------  --------------------------------
                                     PREMIUM
                                   ACCUMULATED     ASSUMING HYPOTHETICAL GROSS       ASSUMING HYPOTHETICAL GROSS
                                      AT 5%        ANNUAL INVESTMENT RETURN OF       ANNUAL INVESTMENT RETURN OF
             END OF                 INTEREST     --------------------------------  --------------------------------
          POLICY YEAR               PER YEAR        0%         6%         12%         0%         6%         12%
--------------------------------  -------------  ---------  ---------  ----------  ---------  ---------  ----------
1...............................        10,500     500,000    500,000     500,000      7,235      7,646       8,059
2...............................        21,525     500,000    500,000     500,000     13,556     14,787      16,070
3...............................        33,101     500,000    500,000     500,000     19,182     21,648      24,320
4...............................        45,256     500,000    500,000     500,000     24,123     28,247      32,896
5...............................        58,019     500,000    500,000     500,000     29,734     35,945      43,234
6...............................        71,420     500,000    500,000     500,000     35,070     43,805      54,483
7...............................        85,491     500,000    500,000     500,000     40,461     52,188      67,121
8...............................       100,266     500,000    500,000     500,000     45,536     60,731      80,897
9...............................       115,779     500,000    500,000     500,000     50,305     69,452      95,954
10..............................       132,068     500,000    500,000     500,000     54,669     78,269     112,358
15..............................       226,575     500,000    500,000     500,000     70,430    124,252     221,623
20 (age 65).....................       347,193     500,000    500,000     696,306     73,324    172,853     395,557
25..............................       501,135     500,000    500,000   1,024,623     54,587    221,356     651,804
30..............................       697,608           0    500,000   1,452,646          0    267,336   1,021,573
35..............................       948,363           0    500,000   2,016,044          0    303,894   1,539,592
40..............................     1,268,398           0    500,000   2,761,970          0    322,617   2,258,049
45..............................     1,676,852           0    500,000   3,755,006          0    282,033   3,236,815

ASSUMES NO POLICY LOAN OR WITHDRAWAL HAS BEEN MADE.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER TO THE DIVISIONS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE VARIABLE ACCOUNT.

THE DEATH BENEFIT AND CASH VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL INVESTMENT RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. THEY WOULD ALSO BE DIFFERENT IF PREMIUMS WERE PAID IN DIFFERENT AMOUNTS OR FREQUENCIES THAN SHOWN. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER A PERIOD OF TIME.

THE CASH VALUES SHOWN IN THIS ILLUSTRATION FOR POLICY YEARS 1, 2, AND 3 ARE NOT CORRECT FOR POLICIES SOLD IN NEW JERSEY. SEE "CASH VALUE", p. 8. A CORRECTED ILLUSTRATION IS AVAILABLE UPON REQUEST.

                                       --

More information about Northwestern Mutual Series Fund, Inc. is included in the Fund's Statement of Additional Information (SAI), incorporated by reference in this prospectus, which is available free of charge.

More information about the Fund's investments is included in the Fund's annual and semi-annual reports, which discuss the market conditions and investment strategies that significantly affected each Portfolio's performance during the previous fiscal period.

To request a free copy of the Fund's SAI, or current annual or semi-annual report, call us at 1-800-519-4665. Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov. Copies of the information may be obtained, upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009.


NORTHWESTERN MUTUAL LIFE


Northwestern Mutual Variable Executive Life
Northwestern Mutual Variable Life Account
Northwestern Mutual Series Fund, Inc.
Russell Insurance Funds


34-1011 (11-99)


PROSPECTUSES

Investment Company Act File Nos. 811-3990 and 811-5371


NORTHWESTERN
MUTUAL LIFE-Registered Trademark-

PO Box 3095
Milwaukee WI 53201-3095


Change Service Requested